                                                               EXHIBIT 10.58




LUFTHANSA TECHNIK - HAWKER PACIFIC AEROSPACE
COOPERATION AGREEMENT
APPENDIX 03: General Supporting Contract                         July 11th, 2001

NOTE: THIS DOCUMENT OMITS CERTAIN INFORMATION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED INFORMATION HAS BEEN FILED SEPERATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE LOCATION OF THE OMITTED INFORMATION IS INDICATED HEREIN BY AN ASTERIX.




                              LUFTHANSA TECHNIK AG





                                       AND



                            HAWKER PACIFIC AEROSPACE



                                       AND



                         HAWKER PACIFIC AEROSPACE, LTD.



                              COOPERATION AGREEMENT

                                    CONTENTS

1.     ORGANIZATION                                                               7
       1.1    Management Board                                                    7
       1.2    Operational Groups                                                  7
              1.2.1  Customer Support                                             8
              1.2.2  Sales and Marketing                                          8
              1.2.3  Production                                                   9
              1.2.4  Business Data                                                9
              1.2.5  Purchasing                                                  10
       1.3    Reporting                                                          10
2.     PRODUCT                                                                   11
       2.1    Landing Gear Services                                              11
       2.2    Other Products                                                     11
3.     CUSTOMER PROCESS                                                          11
       3.1    Frontrunner                                                        12
       3.2    Contracting Party and Supporting Party                             13
              3.2.1  Long-term Agreements                                        13
              3.2.2  "Ad hoc"Customers -Single Events                            14
4.     GENERAL SUPPORTING CONTRACT                                               14
5.     PERFORMANCE                                                               15
       5.1    Repair and Overhaul                                                15
       5.2    Engineering                                                        15
       5.3    Customer Support                                                   15
       5.4    Documentation                                                      16
       5.5    Landing Gear Shipsets                                              16
6.     OTHER SUBCONTRACTING                                                      16
7.     CERTIFICATION AND AUDITING                                                16
8.     PRICING                                                                   17
       8.1    Cost and price calculations                                        17
       8.2    Invoicing                                                          17
9.     CONSULTING, TRAINING AND PERSONNEL ASSIGNMENT                             17
10.    CONFIDENTIALITY, INTELLECTUAL PROPERTY                                    17
11.    LIMITATION OF LIABILITY, CONSEQUENTIAL DAMAGES AND
       SUPPORT IN LITIGATION                                                     18
       11.1   Limitation of Liability and Exclusion of Consequential Damages     18
       11.2   Support in Litigation                                              19
12.    GOVERNING LAW AND ARBITRATION                                             19
13.    MISCELLANEOUS                                                             19
       13.1   Addresses                                                          19
       13.2   Service                                                            21
       13.3   Conflict of document                                               21
       13.4   Invalidity and Severance                                           21
       13.5   No Assignment                                                      22
14.    DURATION AND TERMINATION                                                  22
       14.1   Duration                                                           22

       14.2   Termination                                                        22

Appendix 01              Customer process

APPENDIX 02              Contract sET-UP

Appendix 03              General Supporting Contract

Appendix 04              General SERVICES

Appendix 05              definitions

COOPERATION AGREEMENT BETWEEN:





HAWKER PACIFIC AEROSPACE, having its principal office at 11240 Sherman Way, Sun Valley, CA 91352 -- 4942, USA,



                                       and



HAWKER PACIFIC AEROSPACE, Ltd. having its principal office at Unit 3 Dawley Park, Kestrel Way, Hayes, Middlesex UB3 1HP, UK,





collectively hereinafter referred to as HPA





                                       and





LUFTHANSA TECHNIK AKTIENGESELLSCHAFT, having its principal office at Weg beim Jager 193, 22335 Hamburg, Germany, hereinafter referred to as LHT,





each also referred to as a "Party" and together referred to as the "Parties",

WHEREAS Hawker Pacific Aerospace and its wholly owned subsidiary Hawker Pacific Aerospace, Ltd. shall operate collectively or individually, as required, to effect the terms of this Cooperation Agreement,



WHEREAS HPA and LHT wish to establish a Cooperation covering aircraft Component services in all areas deemed to be beneficial in order to create a win-win situation for both Parties,



WHEREAS the production scope of the Cooperation will start with landing gear services and may further expand to other Component products to be added to the Cooperation,



WHEREAS the Parties expect to be able by way of this Cooperation to offer to their customers the full range of landing gear services with the highest quality profile, highest cost efficiency and the shortest turnaround times possible,



WHEREAS the Parties will strive for a similar image of all facility locations with regard to the customers' perception,



WHEREAS the Parties will strive for highest cost efficiency by, but not limited to, establishing centers of excellence optimizing the joint usage of the spare sets already owned by HPA and LHT and by keeping the workload within the Cooperation,



WHEREAS the Parties, in order to support the overall objectives, will subcontract to each other in the way described in this Cooperation Agreement and give each other access to their respective capabilities and capacities,



WHEREAS the Parties hope to gain and secure a substantial share of the market that may be created as a result of the Cooperation of the Parties under this Cooperation Agreement



NOW THEREFORE THE PARTIES HAVE AGREED AS FOLLOWS:

        2.      1. ORGANIZATION

                (a)     1.1 Management Board


        The Parties shall establish a board (the "Management Board") to supervise and coordinate the implementation and operation of the Cooperation. The decisions of the Management Board shall, provided they are made within the scope of this Cooperation, be binding to the Parties and the Parties shall take all necessary steps to ensure that such decisions are implemented throughout their respective organizations.



        The Management Board shall consist of the Senior Vice President of LHT-WG and the Chief Executive Officer (CEO) of HPA. The responsibility of the Management Board is to ensure the proper operation of the Cooperation. This shall be accomplished by the establishment of Operational Groups (so defined in Art. 1.2 below) and other means.



        The decisions of the Management Board shall be taken by unanimous decision with both members present. The Members of the board may appoint representatives in case they themselves do not attend the meeting. These representatives shall be vested with the power to take any decision that the board member would be able to take if in attendance.



        The Management Board shall meet on a regular basis two (2) times a year and extraordinarily whenever called upon by the operational groups for the first two years and thereafter as necessary, but at least once yearly.


                (b)     1.2 Operational Groups


        Operational units will be established by the Management Board in order to coordinate the daily business between the Parties and towards the customers ("Operational Groups" or "OG"). The following Operational Groups will be established from the day of the signature of this Cooperation Agreement.



                -       Customer Support Group

                -       Sales & Marketing Group

                -       Production Group

                -       Business Data Group

                -       Purchasing Group



        Other Operational Groups will be established if the need arises. OGs shall also serve as a forum to discuss ideas and innovations regarding the products and processes. Benchmark between all locations shall help to identify the optimum solutions for each location. Therefore the groups shall meet on a regular base.


                        (1)     1.2.1 Customer Support


        The Customer Support OG will work on the customer interface with the goal to reach a similar image for all three landing gear production locations (Sun Valley, London, Hamburg), such as but not restricted to:

        -       Quality

        -       Standardized Turnaround Times

        -       Documentation to be delivered with the serviceable Components

        - Establishment of an exchange asset management including slot availability plans

        -       Integration of capability lists


        1.2.2   Sales and Marketing


        The Sales and Marketing OG will concentrate on exploiting the synergies of both Parties' marketing and sales functions. They shall work on topics such as but not restricted to:

        - Definition of a joint marketing plan for the products to be offered under this Cooperation, containing the workload impact on each facility

        -       Definition of a joint marketing strategy

        - Implementation of the Frontrunner principle (see Section 3 and Appendix 01)

        -       Regular exchange of market know-how


        1.2.3   Production


        The Production OG will focus on the benchmark of the different locations and the implementation of the center of excellence strategy.



        The goal is to operate only one center of excellence per region (Europe and North America). Therefore especially in Europe the Hamburg and London facilities shall implement step by step centers of excellence for landing gear repair and overhaul:

        1st step:       London as Boeing facility

                        Hamburg as Airbus facility

        2nd step:       London as Boeing and wide body Airbus facility

                        Hamburg as narrow body Airbus and Regional Jet facility



        Unless otherwise agreed upon, the only facility to handle Airbus narrow body landing gears will be Hamburg.

        The goal is not to duplicate capabilities in Europe.



        Whenever capabilities are planned to be built up the issue shall be discussed by this OG taking into account the already existing capabilities of all locations and the calculated economical feasibility. In case the OG cannot come to a decision the Management Board shall decide.


        1.2.4   Business Data


        The Business Data OG will have a service function for the Management Board and the other OGs. The main goal is to produce comparability of operational data, such as revenue, costs, results and TAT per event.



        Topics to work at will be:

        -       Comparison of existing calculation models and methods

        -       Establishment of a standard calculation model for all locations

        - To create a small business plan model for the sales people to calculate landing gear programs

        -       Definition of a standard report (see Section 1.3)


        1.2.5   Purchasing


        The Purchasing OG will concentrate on exploiting the synergies related to the interface with the OEM's and other suppliers. In detail the OG shall work on the following issues:

        - Improvements of the provisioning of documentation from the OEM in general

        -       Intellectual property, payment of royalties

        -       Employment of purchase power

        - Issuance of specific Orders and adjustment of the Order Form, if need arises


                (c)     1.3 Reporting


        The development of the Cooperation shall be continuously monitored by the Management Board. The Parties agree to exchange information per facility on event and Customer Contract level to the extent such Customer Contract permits as well as for the total Cooperation such as e.g.:

                -       Shop load events

                -       Workload

                -       Total costs

                -       Turnover

                -       Degree of contribution

                -       Performance (TAT ...)

        The Business Data OG shall collect the requirements of the Management Board and the other OGs in order to define a report which will meet the needs of both the Management Board and the OGs and be issued on a monthly basis.



        The currency used shall be in EURO, GBP and USD with the exchange rates stated.




        3.      2. PRODUCT

                (a)     2.1 Landing Gear Services


        This Cooperation will start with all services around a landing gear, such as repair, overhaul, modification, exchange, sampling, engineering, transport, AOG support for the complete gear and for single parts of it ("Landing Gear Services").



        Unless otherwise agreed upon all aircraft types are covered by this Cooperation.


                (b)     2.2 Other Products


        Both Parties will evaluate possible other products to be covered by this Cooperation such as hydraulic components, wheels & brakes, flap tracks and services like plating or on-wing-support.



        Concepts for other areas of cooperation shall be addressed to the Management Board which will decide about the implementation.



        If the procedures described within this Cooperation Agreement are not sufficient to cover the new product the latter and its related procedures within the Cooperation shall be described in an amendment to this Cooperation Agreement.


        4.      Customer PROCESS

        Each Party shall retain its own corporate identity, and shall carry out its business in its own name.



        Both Parties will offer the products described in Section 2, and additional products of both Parties may be offered individually according to the respective capability. Each Party should promote the other Party's products beyond the products described in Section 2 whenever possible.



        To ensure only one point of contact responsibility, the Customer Contract will be negotiated and signed by only one of the Parties.



        The Cooperation shall strive for the maximum usage of existing Customer Contacts and a minimum of administration provided that the customers' requirements are met.



        Appendix 01 shows the four possible customer processes covered by this Cooperation Agreement. In case IV. described in Appendix 01 the Parties shall switch the Frontrunner function to the Contracting Party and thereby reach case I. described in Appendix 01.


                (a)     3.1 Frontrunner


        The Party being in or establishing the contact to the customer is the Frontrunner. Each customer shall be assigned to one Frontrunner, either LHT or HPA. The OG Marketing & Sales (see Section 1.2.2) shall be in charge of the Frontrunner assignment and maintaining an up-to-date customer list. The criteria for the Frontrunner decision is the already existing relationship between the customer and the respective Party also taking into account the customer's philosophy regarding suppliers in order to establish and / or maintain the best contact possible. The assignments shall be reviewed on a regular basis and be revised if need arises.


        The task of the Frontrunner is the contact to the customer in general and to introduce the other Party if the customer requires products which due to the Cooperation's decision shall be produced at the other Party's facility.

        The Frontrunner's compensation shall be the same independent of which Party will hold the contract. Details concerning a compensation for the Frontrunner's services will be described in a separate agreement which will be negotiated at a later point of time.


                (b)     3.2 Contracting Party and Supporting Party


        The customer shall always be free to choose the Party it wishes to sign the contract with. This Party will be named the Contracting Party.



        The Contracting Party is not necessarily the Party who performs the work which will depend on the Parties' capabilities and the customer's wishes. Nevertheless the Parties shall strive for unity of these two functions (contract and performance of work).



        If the Contracting Party is not the Party who performs the work the latter is named the Supporting Party.


                (1)     3.2.1 Long-term Agreements


        When a customer -- who always shall be free to choose his Contracting Party -- turns to the presumptive Contracting Party, the latter shall define the needs and desire of the customer. The Contracting Party shall then inform the presumptive Supporting Party, which services and/or products the Contracting Party wants the Supporting Party to provide. The Supporting Party shall thereafter quote this part to the Contracting Party. The quotation shall contain the target price as well as the minimum price, being the borderline below which renegotiations have to take place. The Contracting Party shall thereafter offer the customer the services and/or products and negotiate with the customer in order to conclude and execute a Customer Contract. During this negotiation process the Contracting Party shall inform the Supporting Party regularly about the status and the Parties shall renegotiate the prices if necessary.



        An Order shall be entered into between the Parties, regulating the Supporting Party's performance (see Section 4. General Supporting Contract). The validity of such Order shall always be subject to the corresponding Customer Contract entering into force.

        Unless otherwise agreed, the Contracting Party shall act as sole contact for the customer and initiate each and every performance of services from the Supporting Party.


                        (2)     3.2.2 "Ad hoc" Customers --Single Events


        For assistance to customers needing short-term service or support on a single event basis, the following procedure will be followed:

        When a customer who always shall be free to choose his Contracting Partyfirst turns to the presumptive Contracting Party, the latter may offer the service for the single event directly but along the guidelines of this Cooperation Agreement, the Contracting Party taking into account the interests of the Supporting Party.



        Also in these cases unless flexibility is affected both Parties shall strive for the unity of the Contracting and the performing function.



        For this single event purpose each Party will issue a modular price catalogue containing prices per aircraft type and service module (see
        Section 8. Pricing). The Supporting Party's delivery will be regulated in the General Supporting Contract described in Appendix 03 as described under Section 4. General Supporting Contract.



        In order to support the Parties' flexibility in offering the product on a short-term both Parties will provide each other with slot availability information. (see Section 1.2.1 Customer Support).


        5.      4. GENERAL SUPPORTING CONTRACT


        Appendix 03 contains the General Supporting Contract terms and conditions regulating the Supporting Party's performance of work and services under this Cooperation unless otherwise agreed upon in the respective Order (see Appendix 02 and 03). Besides the prices for the Supporting Party's services the Order can contain specific terms and conditions related to the corresponding Customer Contract, e.g. transport conditions.


        6.      5. PERFORMANCE


        In case the Contracting Party is performing the work, the Contracting Party is fully responsible for the whole process without any sharing of work or responsibilities.



        In case the Supporting Party is involved and unless other specific agreements have been made the following responsibility sharing concerning the Supporting Party's products will be in force:


(a)     5.1 Repair and Overhaul


        The Supporting Party will be responsible for the performance of the work according to the regulations laid down in the General Supporting Contract (Section 4).


                (b)     5.2 Engineering


        The Contracting Party will have the engineering responsibility stated in the respective Customer Contract for the whole range of products covered by this Customer Contract. The Supporting Party will in all cases perform advisory engineering services for the Contracting Party for those products within their production responsibility (see Section 1.2.3) which means that the decision about quality and those issues to be addressed to the customer lies within the Contracting Party.


                (c)     5.3 Customer Support


        As the Contracting Party shall act as sole contact point towards the customer (Section 3.2.1) the Contracting Party will perform the customer support also for those products the Supporting Party will deliver unless the customer wishes the direct contact with the Supporting Party. The Supporting Party will in all cases support this function indirectly via the Contracting Party or directly towards the customer if this is explicitly required by the customer.

(d)     5.4 Documentation


        The Supporting Party is responsible for the delivery of all required documentation together with the overhauled Component or landing gear to the customer. A joint standard will be evaluated by the OG Customer Support (Section 1.2.1).



        In case the Contracting Party wants the Supporting Party to perform certain work which is not covered by the Supporting Party's existing capabilities the Contracting Party will provide the necessary documentation.


(e)     5.5 Landing Gear Shipsets


        If not otherwise agreed upon the Supporting Party will provide the exchange shipset for the customer. If the Supporting Party has no shipset available, the Contracting Party will provide an own shipset or if not available will support the Supporting Party in finding other sources.


        7.      6. OTHER SUBCONTRACTING


        The Supporting Party may itself subcontract parts of its work e.g. for reasons of temporary lack of capacity or economical feasibility. Subcontracting in this way is only allowed to JAR 145 and FAR 145 approved organizations or a company working under the quality system of the Supporting Party.



        Whenever a Party decides to subcontract its work under this Cooperation Agreement to a third party, the Party shall, before doing so, request a proposal for the subcontract of the other Party if the latter has got the capability to perform the work.


        8.      7. CERTIFICATION AND AUDITING


        The Parties confirm that they hold the certification as Approved Repair Station according to JAR 145 and FAR 145 regulations and the authorities' approvals (FAA / JAA) and will provide a copy of said certifications to the other Party prior to the effective date of this

        Cooperation Agreement. All serviced parts shall be accompanied by a dual release certificate. Certification requirements to other standards may be mutually agreed upon.



        Upon prior notice the Airworthiness Authorities and/or an auditor appointed by one of the Parties and acceptable to the other Party shall at any reasonable time be allowed access to the other Party's and its subcontractors' facilities to audit the compliance with this Cooperation Agreement. The auditor may only disclose to the appointing Party information necessary to achieve the purpose of the audit.


        9.      8. PRICING

                (a)     8.1 Cost and price calculations


        For each presumptive long-term Customer Contract with the Supporting Party involved the Parties shall calculate a financial plan.



        For single events each Party will issue a modular price catalogue containing prices per aircraft type and service module. These price lists will be updated every year.


                (b)     8.2 Invoicing


        The Contracting Party shall invoice the customer. The Supporting Party shall invoice the Contracting Party in accordance with the General Supporting Contract.



        The Contracting Party shall bear the risk for the customer's non-payment.


        10.     9. CONSULTING, TRAINING AND PERSONNEL ASSIGNMENT


        If the Parties support each other in the areas of consulting, training and/or personnel assignment payment for these services shall be invoiced according to Appendix 04.


        11.     10. Confidentiality, Intellectual Property

        The Parties will treat as strictly confidential for the duration of this Cooperation Agreement and for four (4) years thereafter any information pertaining to this Cooperation Agreement, including the document itself as well as individual provisions contained therein. In particular each Party will treat as strictly confidential the contents of the negotiations leading up to this Cooperation Agreement, any business, technical and strategic data disclosed by the other Party or its Subcontractors at any time for any reason - comprising any and all such information in oral or visual form - including but not limited to prices for materials and services, the scope of services offered, legal provisions, Turnaround Times and man-hours needed.



        Neither Party will disclose any such confidential information to any employee, third party or other person except where such disclosure is necessary in order to fulfill the obligations under this Cooperation Agreement or to the extent required by law. Professional advisors, such as lawyers or accountants, of a Party will not be deemed third parties hereunder provided they are equally required to maintain confidentiality as herein described.



        The disclosure of any documents, data and other information in connection with this Cooperation Agreement, including without limitation when such disclosure is made in fulfillment of a contractual obligation hereunder or under any Order, will not be construed as a grant or transfer of any rights, in particular but not limited to intellectual and industrial property rights such as patents or copyrights. Such rights will never be transferred to the other Party unless such transfer is explicitly provided for elsewhere in this Cooperation Agreement.


        12. 11. Limitation of Liability, Consequential Damages and Support in Litigation

                (a) 11.1 Limitation of Liability and Exclusion of Consequential Damages


        Each Party will be liable to the other Party only in case of its gross negligence or willful misconduct.



        However, in no event shall either Party be liable to the other Party for any indirect, special, incidental or consequential damages, including lost revenue, lost profits or lost prospective economic advantage, and each Party hereby releases and waives any claims against the other Party regarding such damages.

                (b)     11.2 Support in Litigation


        In case of dispute with a customer or third party, in particular in case of litigation, the Parties shall support each other, except in matters which in no way concern this Cooperation Agreement.


        13.     12. Governing Law and Arbitration


        This Cooperation Agreement shall be governed by and construed in accordance with the laws of Germany excluding German law's conflict of laws provisions and further excluding the CISG (United Nations Convention on the International Sale of Goods).



        In case of a dispute the Parties agree that they will use best efforts to come to an amicable and fair solution under the terms of this Cooperation Agreement or to amend the terms of this Cooperation Agreement in order to bring about a fair solution to such dispute.



        Should this not be possible the Parties agree to submit their dispute to an arbitration board consisting of one arbitrator to be named by each of the Parties who will in turn agree upon a third arbitrator (each to belong to the Lufthansa Group, the third arbitrator not to belong to either Party or its subsidiaries). All arbitrators shall have a legal background. In case of a dispute of a fundamental or political nature the "Konzernlenkungskreis" may be called upon.



        The Parties expressly agree not to call upon the court of law of any jurisdiction to settle disputes and to be bound by and accept as final ruling the decision of the arbitration board as described.

        14.

        15.     13. MISCELLANEOUS

                (a)     13.1 Addresses


        Any notice or communication given or made under this Cooperation Agreement shall be given to the following addresses (or such other address as the relevant Party may notify to the other Party in writing for the purposes of this Cooperation Agreement):

        For LHT:

        a)      Lufthansa Technik AG

                Senior Vice President Aircraft Component Services

                HAM WG

                Weg beim Jager 193

                D-22335 Hamburg

                Fax: +49-40-5070-2371



        b)      Lufthansa Technik AG

                Chief Executive Product and Services

                HAM T/VO

                Weg beim Jager 193

                D-22335 Hamburg

                Fax: +49-40-5070-8899



        For HPA:

                Hawker Pacific Aerospace

                Executive Vice President

                11240 Sherman Way

                Sun Valley, CA 91352 -- 4942

                USA

                Fax: +1-818-765-2416

        and

                Hawker Pacific Aerospace, Ltd.

                Managing Director

                Unit 3 Dawley Park

                Kestrel Way

                Hayes, Middlesex UB3 1HP

                UK

                Fax: +44-208-589-1903


                (b)     13.2 Service


        Notices shall be deemed served when received if transmitted by prepaid mail or courier. Notices transmitted by facsimile shall be confirmed by mail and deemed served when confirmed as sent if transmitted before 16.30h local time of the addressee, but shall be deemed given on the next day if so transmitted after 16.30h local time of the addressee.


                (c)     13.3 Conflict of document


        In the event of any inconsistency between the terms and provisions of this Cooperation Agreement and the particular terms and conditions of attachments or annexes or other documents hereto, this Cooperation Agreement shall prevail.


                (d)     13.4 Invalidity and Severance


        In case any provision of this Cooperation Agreement in any respect under the law of any jurisdiction is or becomes for any reason illegal or invalid or is pronounced illegal or invalid by way of arbitration, government authorities, courts or any other means or is for any reason unenforceable, the remaining provisions of this Cooperation Agreement will remain unaffected and in force.



        In this case the Parties will re-negotiate the invalid clause and endeavor to replace it in the spirit of this Cooperation Agreement, finding a solution which is economically as near to the intent of the invalid clause as possible. This new provision shall replace the invalid provision only under the jurisdiction where the original provision is invalid, the original provision remaining in force under all other jurisdictions.


                (e)     13.5 No Assignment


        No Party shall assign all or any part of the benefit of, or its rights or benefits or obligations under this cooperation agreement to any third party, which is not an Affiliate of the assigning Party without the prior written consent by the other Party.


        16.     14. DURATION AND TERMINATION

                (a)     14.1 Duration


        The Cooperation Agreement shall become effective as from the date of signature by the Parties hereto, and shall remain in force for an unlimited period of time. It may be terminated by either Party with 6 months prior written notice.


                (b)     14.2 Termination


        In case of the termination of this Cooperation Agreement, all Customer Contracts entered into or extended by either Party from the date of service of the notice of termination shall not be covered by this Cooperation Agreement. Existing Customer Contracts and the corresponding existing Orders between the Contracting Party and the Supporting Party will continue to be performed in accordance with the provisions of this Cooperation Agreement. Neither Party will be required to prematurely terminate Customer Contracts. Notwithstanding the above this Cooperation Agreement shall survive termination as long as one Order is still valid.

SIGNATURES:



LUFTHANSA TECHNIK AG                       HAWKER PACIFIC AEROSPACE




/s/ Dr. Gerald Gallus                      /s/ David Lokken
------------------------------             -------------------------------------
Dr. Gerald Gallus                          David Lokken
Chief Executive Product and Services       Chief Executive Officer and President


/s/ Uwe Mukrasch
------------------------------

Uwe Mukrasch
Senior Vice President of
Aircraft Component Services



                                           HAWKER PACIFIC AEROSPACE, LTD.


                                           /s/ David Lokken
                                           -------------------------------------
                                           David Lokken
                                           Director




Date    July 11, 2001
    -------------------------

LUFTHANSA TECHNIK - HAWKER PACIFIC AEROSPACE
COOPERATION AGREEMENT
Appendix 01; Customer Process                                    July 11th, 2001
--------------------------------------------------------------------------------

                                  APPENDIX 01
                              - CUSTOMER PROCESS -

        FR = FRONTRUNNER

        CP = CONTRACTING PARTY

        PP = PERFORMING PARTY

        SP = SUPPORTING PARTY (IF CONTRACTING PARTY IS NOT PERFORMING THE WORK)


                                                EXAMPLE
                                                -------
                       ---------------
  I.   CUSTOMER         FR   CP   PP            SAS (NWA)
                       ---------------          HPA (LHT): FR = CP = PP

                       ---------------
 II.   CUSTOMER         FR   CP   PP1           FEDEX
                       ---------------          HPA: FR = CP = PP1
                                ------          LHT: PP2 = SP
                                  PP2
                                  =SP
                                ------

                       ---------
III.   CUSTOMER         FR   CP                 NATIONAL AIRWAYS
                       ---------                LHT: FR = CP
                                ------          HPA: SP
                                   SP
                                ------

                       -----
 IV.   CUSTOMER         FR                      A320 Airline
                       -----                    HPA: FR
                            ----------          LHT: CP = PP
                             CP    PP
                            ----------          due to the targeted unity of CP
                                                and PP the FR will bring in the
                                                PP as CP
--------------------------------------------------------------------------------

LUFTHANSA TECHNIK - HAWKER PACIFIC AEROSPACE

COOPERATION AGREEMENT

Appendix 02: Contract set-up                                     July 11th, 2001
--------------------------------------------------------------------------------

                                  APPENDIX 02

                              - CONTRACT SET-UP -

                           -------------------------
                             COOPERATION AGREEMENT
                           -------------------------

                                    APPENDIX

           ------------------------------------------------------------
                          GENERAL SUPPORTING CONTRACT
            in force unless other specifics are agreed upon in Order
           ------------------------------------------------------------


                 HPA                           LHT-WG

------------
CUSTOMER                     ---------
CONTRACT 1                    ORDER 1
------------                 ---------
                                                 ------------
                             ---------             CUSTOMER
                              ORDER 2              CONTRACT 2
                             ---------           -------------

LUFTHANSA TECHNIK - HAWKER PACIFIC AEROSPACE
COOPERATION AGREEMENT
APPENDIX 03: General Supporting Contract                         July 11th, 2001

NOTE: THIS DOCUMENT OMITS CERTAIN INFORMATION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED INFORMATION HAS BEEN FILED SEPERATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE LOCATION OF THE OMITTED INFORMATION IS INDICATED HEREIN BY AN ASTERIX.

--------------------------------------------------------------------------------



                                   APPENDIX 03



                         - GENERAL SUPPORTING CONTRACT -

                                    BETWEEN:



HAWKER PACIFIC AEROSPACE, HAVING ITS PRINCIPAL OFFICE AT 11240 SHERMAN WAY, SUN VALLEY, CA 91352 -- 4942, USA,

                                       AND

HAWKER PACIFIC AEROSPACE, LTD. HAVING ITS PRINCIPAL OFFICE AT UNIT 3 DAWLEY PARK, KESTREL WAY, HAYES, MIDDLESEX UB3 1HP, UK,



COLLECTIVELY HEREINAFTER REFERRED TO AS HPA



                                       AND

LUFTHANSA TECHNIK AKTIENGESELLSCHAFT, HAVING ITS PRINCIPAL OFFICE AT WEG BEIM JAGER 193, 22335 HAMBURG, GERMANY, HEREINAFTER REFERRED TO AS LHT,



each also referred to as a "Party" and together referred to as the "Parties".



--------------------------------------------------------------------------------

                                    CONTENTS

PART I:   General ......................................................       4
0.    Preamble .........................................................       4
1.    Definitions and Abbreviations ....................................       5
2.    Subject Matter of Agreement ......................................       9
3.    Order Process ....................................................       9
PART II:  Performance ..................................................      10
4.    Scope of Services ................................................      10
5.    Performance of Services ..........................................      10
6.    Exchange and Loan ................................................      10
6.1   Exchange .........................................................      10
6.1   Loan .............................................................      10
7.    Reporting, Approval and Acceptance ...............................      11
8.    Subcontracting ...................................................      11
9.    Modifications ....................................................      12
10.   Scrap Handling ...................................................      12
11.   Transportation and Packing .......................................      12
12.   Turnaround Time ..................................................      13
12.1  Status Report ....................................................      13
12.2  Failure to meet Turnaround Time ..................................      13
12.3  CRIT/AOG .........................................................      14
13.   The Contracting Party's Inventory ................................      14
PART III: Commercial ...................................................      15
14.   Prices ...........................................................      15
15.   Price Adjustment .................................................      15
16.   Invoicing and Payment ............................................      15
PART IV:  Legal ........................................................      17
17.   Title to the Items / Parts exchanged .............................      17
18.   Quality and Warranty .............................................      17
18.1  Quality ..........................................................      17
18.2  Warranty .........................................................      17
18.3  In-house-Warranty ................................................      19
19.   Liability and Indemnification -Insurance .........................      20
19.1  Liability and Indemnification ....................................      20
19.2  Insurance ........................................................      20
20.   Term and Termination .............................................      20
21.   Confidentiality ..................................................      21
22.   Notices and Communication ........................................      21
23.   Miscellaneous ....................................................      22
23.1  Law and Jurisdiction .............................................      22
23.2  Assignment .......................................................      22
23.3  Form of Agreement ................................................      22

23.4  Alteration .......................................................      22
23.5  Order of Precedence ..............................................      23
23.6  Waiver and Severability ..........................................      23

ATTACHMENT A 1 .........................................................      25
ATTACHMENT A 1.1 .......................................................      26
1.     PRICES AND TAT PER A/C TYPE FOR SINGLE AD-HOC EVENTS ............      26
2.     SCOPE OF SERVICE ................................................      26
ATTACHMENT A 1.2 .......................................................      30
1.     PRICES AND TAT PER A/C TYPE FOR SINGLE AD-HOC EVENTS ............      30
2.     SCOPE OF SERVICE ................................................      31
ATTACHMENT A 2 .........................................................      34
ATTACHMENT A 2.1 .......................................................      36
ATTACHMENT A 2.2 .......................................................      36
ATTACHMENT A 2.3 .......................................................      38
ATTACHMENT A 3 .........................................................      39
ATTACHMENT A 3.1 .......................................................      39
ATTACHMENT A 3.2 .......................................................      40
ATTACHMENT A 4 .........................................................      41
ATTACHMENT B ...........................................................      42
ATTACHMENT C 1 .........................................................      43
ATTACHMENT C 2 .........................................................      45
ATTACHMENT D ...........................................................      46
ATTACHMENT E ...........................................................      47
ATTACHMENT E1 ..........................................................      48
ATTACHMENT E2 ..........................................................      50
ATTACHMENT E3 ..........................................................      52
ATTACHMENT F ...........................................................      56
ATTACHMENT G ...........................................................      62
ATTACHMENT H ...........................................................      64
ATTACHMENT I ...........................................................      67

                                PART I: GENERAL



0. PREAMBLE



WHEREAS the Parties have signed a cooperation agreement dated July 11th, 2001 (the "Cooperation Agreement"); and

WHEREAS this Agreement is a General Supporting Contract in the terms of Section 4 of such Cooperation Agreement which the Parties intend will describe order process for the services contemplated and the terms and conditions under which such services will be performed;

WHEREAS each of the Parties may be the Supporting Party or the Contracting Party as defined in the Order

Now therefore the Contracting Party and the Supporting Party agree upon the following:

1. DEFINITIONS AND ABBREVIATIONS


  Agreement                                This Agreement including the side
                                           letters, attachments and annexes
                                           thereto including all amendments

  Aviation Authority                       The competent body responsible for
                                           the safety regulation of civil
                                           aviation

  Approved Data                            Any information necessary to ensure
                                           that the aircraft or aircraft
                                           Component can be maintained in a
                                           condition such that airworthiness of
                                           the aircraft, or serviceability of
                                           operational and emergency equipment
                                           as appropriate, is assured.

  Certificate (CRS)                        The Certificate of Release to Service
                                           (JAA FORM ONE, FAA FORM 8130-3)
                                           confirms on behalf of the Aviation
                                           Authority approved maintenance /
                                           production organization that, unless
                                           otherwise specified, the listed
                                           actions have been carried out in
                                           conformity with the Quality Manual by
                                           personnel with appropriate
                                           authorizations and in accordance with
                                           approved regulations. It also
                                           confirms that the aircraft Component
                                           has been released to service with
                                           respect to the work carried out

  CMM                                      Components Maintenance Manual

  Combined Certificate/Dual Release        Certificate (CRS) issued by a
                                           Maintenance organization located:

                                           a.) in the JAA States that holds both
                                           a JAA JAR-145 Approval and a FAA FAR
                                           Part 145 Certificate in accordance
                                           with JAA Leaflet No. 21 (Combined JAA
                                           Form One and FAR Part 43 Return to
                                           Service for JAA/FAA Customer) or FAA
                                           AC 145.7 (7. Approval for Return to
                                           Service and Maintenance, Alteration,
                                           and Modification Records) should be
                                           on the JAA Form One

                                           b.) in the USA that holds both a FAA
                                           FAR Part 145 Certificate and JAA
                                           Acceptance in accordance with JAA
                                           Leaflet No. 22 (JAA Acceptance of
                                           American Repair Stations) should be
                                           on the FAA Form 8130-3

  Component                                Any self contained-Part, combination
                                           of Parts, subassemblies or units,
                                           which perform a distinctive function
                                           necessary to the operation of a
                                           system

  Defect, Defective                        Any abnormal condition of an Item
                                           whether or not this could eventually
                                           result in a failure.

  Delivery/to Deliver                      Receipt by the Supporting Party of an
                                           Item to be serviced in accordance
                                           with the terms of this Agreement.

  Extended Workbench                       Non-JAR-145 Organizations working
                                           under the quality system of a JAR-145
                                           Approved Maintenance Organization
                                           (Sub-contracting)

  Exchange / To Exchange                   Exchange is a process whereby an Item
                                           is Delivered to the Supporting Party
                                           for servicing and the Supporting
                                           Party keeps the Delivered Item (the
                                           "Exchanged Part"), which becomes its
                                           property and Redelivers a like,
                                           serviceable Item, which becomes the
                                           property of the Contracting Party
                                           (the "Exchange Part") in accordance
                                           with the terms set out in this
                                           Agreement. Transfer of title shall
                                           occur simultaneously upon
                                           installation of the Exchange Part by
                                           the customer.

  FAA                                      Federal Aviation Administration of
                                           the United States of America

  FAR                                      Federal Aviation Regulation

  INCOTERMS                                Regulations of the International
                                           Chamber of Commerce for freight
                                           forwarding, including transportation
                                           insurance, Edition 2000.

  Item                                     Any level of hardware assembly (i.e.
                                           system, subsystem, module, accessory,
                                           Component, unit, Part, etc.)

  JAA                                      Joint Aviation Authorities,
                                           Association of European Aviation
                                           Authorities

  JAR                                      Joint Aviation Regulation

  LLP                                      Life Limited Part

  Maintenance/

  To Maintain                              Any one or a combination of Overhaul,
                                           Repair, Inspection, Replacement or
                                           Modification of an Item

  Modification/To Modify                   The alteration of/to alter an Item in
                                           conformity with an approved standard

  NAA                                      National Aviation Authority

  OEM                                      Original Equipment Manufacturer

  Overhaul/To Overhaul                     The restoration of an Item by
                                           Inspection, replacement and / or
                                           Repair in conformity with an approved
                                           standard to a condition "as new".

  Part                                     One, two or more pieces joined
                                           together which are not normally
                                           subject to disassembly without
                                           destruction of designed use

  Party/Parties                            the Supporting Party or the
                                           Contracting Party / the Supporting
                                           Party and the Contracting Party
                                           collectively

  Redelivery/To Redeliver                  The receipt (in accordance with the
                                           terms of this Agreement) by the
                                           Contracting Party of serviced Items

  Repair/To Repair                         The restoration of/To restore an Item
                                           / aircraft Component to a serviceable
                                           condition in conformity with an
                                           approved standard

  Services/To Service                      All work performed and all actions
                                           taken by the Supporting Party in
                                           compliance with its obligations under
                                           this Agreement

  Subcontractor                            Any person, legal or natural,
                                           rendering certain

                                           Services on behalf of the Supporting Party

  TCCA                                     Transport Canadian Civil Aviation

  Term                                     as defined in Section 20

  Turnaround Time/TAT                      The period of time agreed between the
                                           Parties for the performance of a
                                           Service, such time period beginning
                                           with the receipt by the Supporting
                                           Party of the Item to be serviced at
                                           the Delivery Location until the
                                           Contracting Party is notified of
                                           availability for Redelivery. TAT is
                                           measured in calendar days.

  Terms not defined herein shall have the meanings attributed them in the Cooperation Agreement.

2. SUBJECT MATTER OF AGREEMENT


This Agreement constitutes general terms applicable to all Orders placed by the Contracting Party with the Supporting Party.

3. ORDER PROCESS


For all Services to be performed the Parties will agree on an individual order (the "Order") in accordance with the following provisions, unless otherwise specified in an Attachment.

If the Contracting Party requires the performance of certain services, it will make a request using the Order form attached as Attachment F (the "Order Form"). The Order Form will be fully completed and signed. Any such request will be irrevocable for fourteen (14) days.

If the request as stated in the Order Form is acceptable to the Supporting Party, it will sign the Order Form, thereby accepting the request, and send it back to the Contracting Party. Such returned Order Form will constitute a binding Order.

If the request is not acceptable to the Supporting Party, it will immediately notify the Contracting Party thereof. The Parties will then negotiate in order to come to mutually acceptable terms. Once the Parties have agreed on such terms, they will complete the Order Form accordingly and sign the Order Form. Such signed Order Form will constitute a binding Order.

                              PART II: PERFORMANCE


4. SCOPE OF SERVICES


The Services to be performed will be described in the relevant Order. Such Order may refer to standard Services as listed and detailed in Attachment "A".

5. PERFORMANCE OF SERVICES


All Services will be performed in accordance with JAR 145 and FAR 145 (dual release) or such other regulations as specified in the Order for approved maintenance organizations.

New spare parts shall be traceable to the OEM by means of a Certificate (JAA FORM ONE, FAA Form 8130-3, TCA Form 24-0078 or other Certificate of Conformance as may be available) .

Used spare parts shall be traceable to maintenance organizations and repair stations accepted/approved by the JAA and FAA or such other authority as specified in the Order. Such maintenance and repair stations will have certified the previous Maintenance by means of a Certificate (JAA FORM ONE, FAA Form 8130-3 or TCA Form 24-0078). Used spare parts only bearing a Certificate of conformance may not be used.

Used life limited parts or FAA -- PMA Parts or Parts which have been subjected to extreme stress or heat (as in major engine failure, accident or fire) or which derive from military or government material stock intended to be used as a spare part may only be used if so confirmed in the Order or with other prior written consent of the Contracting Party.

Aviation Authorities and/or the Contracting Party's representatives shall have access to the Supporting Party's facilities at any time to audit the compliance with the applicable standards and procedures.

6. EXCHANGE AND LOAN

6.1 Exchange

In case of an Exchange the Supporting Party shall on request and on availability provide an offer defining data requirements (e.g. time since Overhaul), conditions and the exchange fee excluding the price for required Maintenance Services. In case of a landing gear Exchange the applicable conditions are described in Attachment A1 if not otherwise specified in the Order. In case of a Component Exchange except whole landing gears the Exchange Order form specified in Attachment "H" states the applicable conditions and shall be used.

6.1 Loan

In case of a loan the lending Party shall on request and on availability provide an offer defining conditions and the loan fee excluding the price for required Maintenance Services. The loan Order form specified in Attachment "I" states the applicable conditions and shall be used.


7. REPORTING, APPROVAL AND ACCEPTANCE


All Items returned to the Contracting Party after Maintenance must be released and accompanied by a Combined Certificate in accordance with the regulations of JAR 145 and FAR 145.

Technical Defects on Items not being part of the scope of Services identified during Maintenance which lead to a non-airworthy condition of the Item must be reported to the Contracting Party's quality department.

Upon Redelivery the Supporting Party shall provide a report detailing the condition at Delivery and the Services performed by the Supporting Party ("Repair Report"). A copy of the invoice, if available, and the Repair Report shall be attached to each particular Item being Redelivered to the Contracting Party.

In case of an Exchange the Supporting Party shall provide a report detailing the condition at Delivery and the Services performed on the Exchange Part provided to the Contracting Party ("Exchange Repair Report").

In case of a landing gear Exchange (see Cooperation Agreement, Section 5.5) a copy of the partial invoice covering the fixed price for the landing gear Services to be performed on the Exchanged Part, if available, and the Exchange Repair Report shall be attached to the Exchange Part being Redelivered to the Contracting Party. The final invoice shall be sent by the Supporting Party to the Contracting Party not later than 21 days after completion of the Service performance.

8. SUBCONTRACTING


The Supporting Party may subcontract any of the Services agreed upon in any Order only to approved maintenance facilities according to Attachment "E". Any alterations of Attachment "E" shall be mutually agreed upon.

Subject to the warranty provisions in Section 17 the Supporting Party warrants that any Services rendered by Subcontractors will be of the same standards and of the same quality as the Services rendered by the Supporting Party itself.

9. MODIFICATIONS


The Supporting Party agrees to perform all mandatory Modifications ordered by Aviation Authorities. Modifications issued as recommended or optional will be performed upon the Contracting Party's written request.

10. SCRAP HANDLING


Scrap will be handled as specified in the Order. If not otherwise agreed upon, the Parts will be scrapped at the Supporting Party's facility after a grace period of 60 days after the completion of the Service at no charge.

Any further commercial use of scrap material by the Supporting Party will be subject to a separate written agreement between the Supporting Party and the Contracting Party. The Supporting Party will in no event make use of scrap material unless such agreement has been entered into by and between the Supporting Party and the Contracting Party.

11. TRANSPORTATION AND PACKING


The Contracting Party will ensure that all Items will be accompanied by appropriate shipping documents enabling the Supporting Party to identify the Item accordingly.

The responsibility for transportation of the Items (including risk and cost) is as follows:.

Transportation from the Contracting Party to the Supporting Party: DDP (Delivered Duty Paid) the Supporting Party's facilities as stated in the respective Order ("Delivery Location").

Transportation from the Supporting Party to the Contracting Party: EXW (Ex Works) to the designated location as stated in the respective Order ("Redelivery Location")

The Contracting Party has no obligation to accept partial shipments unless otherwise agreed. Payment will be effected after receipt of complete shipments. If partial shipments are agreed payment will also be effected for partial shipments.

The Contracting Party will ship the Items in appropriate packing and the Supporting Party will prepare the Items for return by using the same standard of packing as provided by the Contracting Party, provided that such packing conforms to such all applicable transport and quality assurance regulations at the time of return ship. Title to special transportation equipment, e.g. A320 shipping equipment, shall remain with the Party owning such equipment and if not otherwise agreed the units shall be returned to such Party.

There will be no charges for packing. In the event of damaged shipping equipment the Supporting Party will provide a suitable replacement and charge the Contracting Party accord-ingly.

12. TURNAROUND TIME


The Turnaround Times for the standard Services described in Attachment "A" are listed in such Attachment "A". The Parties may agree upon other Turnaround Times or other performance dates (dead-lines) in the relevant Order, such agreed Turnaround Time or performance date taking precedence over such Turnaround Times listed in Attachment "A". The Supporting Party commits to such Turnaround Times or other performance dates as the Parties may agree upon.

12.1 Status Report


If agreed in the Order, for the Items being Serviced by the Supporting Party under such Order, the Supporting Party will provide an individual weekly status report to the respective addressee stipulated in the Order using the form attached as Attachment "D".

12.2 Failure to meet Turnaround Time


In case the Supporting Party has reason to believe that it will not be able to Redeliver within the agreed Turnaround Time, it will inform the Contracting Party immediately about the reasons and the new Redelivery date as well as the measures undertaken to remedy the situation.

In the event the Supporting Party fails to meet the guaranteed TAT, including any extension mutually agreed between the Parties, then at the Contracting Party's choice the Supporting Party will provide the Contracting Party with (i) an Exchange or (ii) a loan Item. Such Items will be delivered EXW Redelivery location within thirty-six (36) hours upon receipt of the Contracting Party's request on a no charge basis.

In case of loan any direct expenses for removal, reinstallation and transport of the Item will be reimbursed by the Supporting Party. The maximum obligation of the Supporting Party shall not exceed the equivalent of 6 days rental fees after the delivery of the delayed Item.

In case of Exchange, the Exchange Item will be of the same condition, value and Modification status as the Item originally Delivered to the Supporting Party in the condition such Item would have been after Maintenance. The Supporting Party may provide the Contracting Party with an Item with a higher Modification status after having received a written approval of the Contracting Party and only if the Items are two ways interchangeable.

In case the Supporting Party is not in the position to provide a sufficient number of Exchange/loan Items as requested by the Contracting Party, the Contracting Party may, after notifying the Supporting Party of its intent, purchase, Exchange or loan such Item from other sources or Exchange it with a part from its own stock and the Supporting Party will reimburse the Contracting Party for the amount reasonably paid by Contracting Party for the purchase of such Items from any other source or as loan charges or for usage fees, however Parts with a value over 5000 USD may only be purchased with the consent of the Supporting Party. In case the Contracting Party purchases an Item, such Item at the Contracting Party's sole discretion can be treated either as an Exchange Part or a loan Part.

12.3 CRIT/AOG


In CRIT/AOG situations the Supporting Party regardless of any delay of the Supporting Party will with all reasonable means support the Contracting Party to ensure that normal operations resume.

13. THE CONTRACTING PARTY'S INVENTORY


The Supporting Party will issue an inventory report provided yearly to the Contracting Party regarding part number, quantity and serial number (if possible) of the Contracting Party's inventory being held in the Supporting Party's facilities for Maintenance.

This report will be sent to the Contracting Party no later than on December 15th of the current year.

                              PART III: COMMERCIAL


14. PRICES


The applicable prices mutually agreed upon between the Parties for the Services rendered by the Supporting Party are listed in Attachment "A" or will be stated in the Order.

Services between Lufthansa Technik AG and Hawker Pacific Aerospace, Sun Valley, California will be charged in USD. Services between Lufthansa Technik AG and Hawker Pacific Aerospace Ltd., United Kingdom will be charged in GBP.

15. PRICE ADJUSTMENT


Prices will be reviewed on an annual basis and any adjustment will be agreed by the Parties or specified in the Order.

16. INVOICING AND PAYMENT


For all payments to be made by the Contracting Party in accordance with this Agreement the Supporting Party will issue and submit an invoice. All invoices will be issued in three-fold and will be sent to the invoice address stated in the Order.

Payment will be effected within thirty (30) days net upon receipt of the invoice. Invoices shall not be sent out before Services are completed. The invoices shall indicate:


-       The Contracting Party's applicable V.A.T. identification number


-       The Contracting Party's Order-number


-       man-hours needed for Maintenance (unless a fixed price is applicable)


-       man-hour rate (unless a fixed price is applicable)


- material used (insignificant material in one position) (unless a fixed price is applicable)


-       Subcontractors invoice (unless a fixed price is applicable)

If the Contracting Party disputes any amount of an invoice such amount nevertheless will remain due and the Contracting Party will pay the total amount of the invoice. The Supporting Party and the Contracting Party will negotiate in good faith to resolve the disputed part of the invoice. If such dispute is resolved in favor of the Contracting Party, the Supporting Party will pay to the Contracting Party promptly the amount determined by such negotiations plus interest in the amount of LIBOR (London Inter Bank Offered rate) plus one (1) percent.

The Contracting Party agrees that any dispute of the Supporting Party's invoices and any claim for reimbursement will be made within twelve (12) months from the date of issuance of the respective invoice. Disputes or claims not made within such period will be deemed barred by the Statue of Limitations.

The Supporting Party may invoice a pro rata late payment charge of one (1) percent per month on all payments due.

Title to all Material supplied by the Supporting Party under this Agreement will remain with the Supporting Party until complete payment of all amounts due has been received.

In case of non-payment by the Contracting Party the Supporting Party has by virtue of its Services rendered a contractual right of retention and a contractual lien over the subject matter in its custody. These rights as well as a set-off right may also be claimed for Services rendered or Material supplied previously. The Supporting Party also has the right to immediately stop current Services until payments due have been received.

Payments will be effected to the Supporting Party's Bank Account as stated in the Order.

                                 PART IV: LEGAL


17. TITLE TO THE ITEMS / PARTS EXCHANGED


Title to the Items remains with the respective owner of the Items at all times while in the custody of the Supporting Party or any Subcontractor.

Parts replacing removed Parts ("Exchange") on the Item will become the property of the Contracting Party or the respective owner of the Item upon installation and Parts removed from the Item will become the property of the Supporting Party at the same time.

The Exchange Part will be in the same condition, value and Modification status as the Item originally Delivered to the Supporting Party in the condition such Item would have been after Maintenance. The Supporting Party may provide the Contracting Party with a Part with a higher Modifications status after having received a written approval of the Contracting Party and only if the Parts are two ways interchangeable.

18. QUALITY AND WARRANTY


18.1 Quality


The Supporting Party will perform this Agreement and all Services in accordance with the Supporting Party's quality system approved by the JAA and the FAA.

The Contracting Party at any time will have the right to perform quality surveillance and quality audits upon the Supporting Party. In case of discrepancies the Supporting Party will immediately make any and all necessary corrections and will inform the Contracting Party accordingly.

18.2 Warranty


The Supporting Party warrants that all Services rendered and all material manufactured by the Supporting Party under this Agreement will be free from Defects and will:

- conform to the original equipment manufacturer's and the Contracting Party's applicable descriptions, specifications and drawings,

- be free from Defects in design and -- to the extent manufactured by the Supporting Party - material, and including Defects arising from the selection of materials,

- be suitable for the intended purposes as set forth in this Agreement or the relevant speci fications.

Any acceptance upon Redelivery of a Maintained Item by the Contracting Party shall not limit the Supporting Party's responsibility under this Section.

As the sole remedy, if an Item fails to comply with the warranty as set forth above the Supporting Party will at its own expense promptly perform all Repairs and Modifications necessary to make such Item comply with the warranty. Any direct expenses for removal, reinstallation, error search and transportation of the Defective Item will be reimbursed by the Supporting Party.

The Contracting Party will arrange, at the Supporting Party's risk and expense, for transportation of the Defective Item from the location where the respective
Item is located to the location where the Repair and/or Modification will be made. The Supporting Party will redeliver such Items at its risk and expense to the Contracting Party to the facility named in the respective warranty order.

Any warranty Repair and/or Modification will be performed as soon as possible but in any case within the Turnaround Time stipulated for the original work scope. If the TAT is exceeded Section 11.2 will apply.

The warranty is subject to the following conditions:

A Defect will only be regarded as subject to warranty if it arises within twelve
(12) months or within one thousand five hundred (1,500) flight hours after Redelivery, whichever may occur first. In case of a complete landing gear Overhaul the warranty period will be thirty-six (36) months or three thousand (3,000) cycles, whichever comes first.

A warranty claim must be raised in written form by the Contracting Party within forty-five (45) days after the Defect has become apparent and the Supporting Party must be provided with the Defective part for inspection and Repair within an additional forty-five (45) days after the warranty claim has been raised.

The cause of the Defect must be related to material manufactured by or to Services rendered by the Supporting Party. For material not manufactured by the Supporting Party the rights to warranty granted to the Supporting Party by the respective manufacturer will be assigned to the Contracting Party or such other party as the Contracting Party may designate and the Supporting Party will use all reasonable efforts to support the Contracting Party (or such other party, as applicable) in pursuing such warranty claim.

After Redelivery the Defective Part must not have been Serviced, Repaired, Overhauled, or Modified by anyone other than the Supporting Party or its Subcontractors.

Material must at all times have been stored, handled and operated in accordance with manufacturer's recommendations.

Notwithstanding Section 18. hereof the remedies for breach of the warranty set forth in this Section 17.2 will be the exclusive and sole remedy for the Contracting Party in case of any Defect and any other rights to warranty as well as to damages including incidental or consequential damages or loss of revenue of any kind arising by law or otherwise are explicitly excluded.

For Services rendered by the Supporting Party's Subcontractors the same warranty will apply as if such Services had been rendered by the Supporting Party itself.

The Contracting Party may assign the right to claim under this warranty as granted hereunder in whole or in part to its customers.

18.3 In-house-Warranty


With the consent of the Supporting Party (such consent not to be withheld if in-house warranty is more cost efficient than Repair by the Supporting Party or if the Supporting Party cannot meet the Contracting Party's time requirements) the Contracting Party may carry out the Repair and/or Modification of Items under warranty of the Supporting Party at its own facilities or have such Repair and/or Modification performed by a third party at the Supporting Party's costs, such cost not to exceed the cost of Repair by the Supporting Party.

For all such Repairs and/or Modifications the Supporting Party shall credit the Contracting Party the labor costs (including direct costs for removal, reinstallation and administration) as defined in Attachment "B" plus the actual cost of the material used at the current acquisition or average purchase price.

For Items under warranty which cannot be Repaired and/or Modified economically the Supporting Party will either furnish the Contracting Party at the Contracting Party's discretion with a no charge replacement or full credit according to the current acquisition or average purchase price.

In case of In-house-warranty performed, the Contracting Party will file a Warranty Claim on its own form ("In-house Warranty Repair Claim" -- Attachment "C") within ninety (90) days after rectification of the Defect.

Within ninety (90) days after receipt of the Contracting Party's Warranty Claim, the Supporting Party will reimburse the Contracting Party by means of a credit note all material and labor cost.

The claim will be deemed to be accepted if the Supporting Party does not reject the warranty claim within such ninety (90) days period.

19. LIABILITY AND INDEMNIFICATION -- INSURANCE


19.1 Liability and Indemnification


The Supporting Party, its personnel, and its Subcontractors shall not be liable towards the Contracting Party, except in cases of willful misconduct or gross negligence of the Supporting Party, its personnel and its Subcontractors.

This release by the Contracting Party includes any damage or loss of property as well as bodily injury or death or other damages sustained by the Contracting Party.

This provision shall apply for any such liabilities arising in any way in connection with this Agreement during or after the performance of Services by the Supporting Party, its personnel or its Subcontractors.

Regardless of the above, the Supporting Party, its personnel and its Subcontractors shall not be responsible for any consequential damages, including, but not limited to, loss of use, revenue or profit.

The Contracting Party shall indemnify and hold harmless the Supporting Party, its personnel, and its Subcontractors from any and all liabilities towards any third party arising in any way in connection with this Agreement during or after the performance of Services by the Supporting Party, its personnel and its Subcontractors.

This indemnification and hold harmless provision shall not apply in cases of willful misconduct or gross negligence of the Supporting Party, its personnel and its Subcontractors.

This indemnification includes cost and expenses incident thereto as well as consequential damages.

19.2 Insurance


Each Party will maintain adequate insurance to cover the risks assumed hereunder and provide the other upon request with a certificate of insurance.

20. TERM AND TERMINATION


This Agreement becomes effective upon signature of both Parties and will remain effective for an indefinite period of time unless terminated in accordance with this article ("Term"). The attachments, annexes and side letters hereto will become effective from the same date or the date expressly specified therein and will remain effective for the Term unless otherwise stated therein.

This Agreement and any Order hereunder may only be terminated in accordance with the provisions of the Cooperation Agreement. This provision is not intended to limit either Party's right to terminate for cause.

21. CONFIDENTIALITY


The Parties will treat as strictly confidential for the duration of this Agreement and for two (2) years thereafter any information pertaining to this Agreement, including the individual provisions contained therein. In particular each Party will treat as strictly confidential the contents of the negotiations leading up to this Agreement, any business, technical and strategic data disclosed by the other Party or its Subcontractors at any time for any reason - comprising any and all such information in oral or visual form - including but not limited to prices for Services, the scope of Services offered, legal provisions, Turnaround Times and man-hours needed.

Neither Party will disclose any such confidential information to any employee, third party or other person except where such disclosure is necessary in order to fulfill the obligations under this Cooperation Agreement or to the extent required by law. Professional advisors, such as lawyers or accountants, of a Party will not be deemed third parties hereunder provided they are equally required to maintain confidentiality as herein described.

The disclosure of any documents, data and other information in connection with this Agreement will not be construed as a grant or transfer of any rights, in particular but not limited to intellectual and industrial property rights such as patents or copyrights.

22. NOTICES AND COMMUNICATION


For messages and correspondence other than invoices exchanged in connection with this Agreement in day to day business the addresses stated in the Order are applicable.

No Party may claim that the other Party has received such messages or correspondence if other addresses than those listed in the Order were used.

Messages including any requests or Orders sent by e-mail or other electronic means will be deemed received only when the message has been accessed by the receiving Party. The burden of proof for the receipt and time of receipt of such messages will lie with the Party sending the message.

23. MISCELLANEOUS


23.1 Law and Jurisdiction


This Agreement shall be governed by and construed in accordance with the laws of Germany excluding German law's conflict of laws provisions and further excluding the CISG (United Nations Convention on the International Sale of Goods).

In case of a dispute the Parties agree that they will use best efforts to come to an amicable and fair solution under the terms of this Agreement or to amend the terms of this Agreement in order to bring about a fair solution to such dispute.

Should this not be possible the Parties agree to submit their dispute to an arbitration board consisting of one arbitrator to be named by each of the Parties who will in turn agree upon a third arbitrator belonging to the Lufthansa Group but not belonging to either party or its subsidiaries. All arbitrators shall have a legal background. In case of a dispute of a fundamental or political nature the "Konzernlenkungskreis" may be called upon.

The Parties expressly agree not to call upon the court of law of any jurisdiction to settle disputes and to be bound by and accept as final ruling the decision of the arbitration board as described.

23.2 Assignment


Except as provided for in this Agreement neither Party may assign its position under this Agreement without the prior written consent of the other Party, except that either Party may assign its position under this Agreement with any of its rights and obligations in total or in part to a company directly or indirectly controlled by Deutsche Lufthansa Aktiengesellschaft.

23.3 Form of Agreement


Two originals of this Agreement will be signed and executed by the Parties. One original will remain with each Party. Each page of each original of the Agreement (including any attachments, exhibits, side-letters etc.) will be initialed by each Party.

23.4 Alteration


This Agreement will not be varied in terms or amended except by an instrument in writing explicitly named an amendment to this Agreement and signed by duly authorized representatives of the Parties.

Verbal agreements reached during the negotiations or during the period of this Agreement will not be binding upon either Party unless and until mutually confirmed in writing.

All communication between the Parties will be in English and all documentation will be made available to the other Party in English. In case any other language is used or any document including this Agreement is translated into any other language it will be for convenience only. The version in English will be binding.

23.5 Order of Precedence


In the event a provision in an attachment, annex, letter agreement or Order deviates from Parts I-IV of this Agreement such attachment, annex or letter agreement will prevail only if such provision explicitly refers to the provision of such Sections to be deviated from. In all other cases Parts I-IV will prevail.

Orders will prevail if the Order Form attached is used and one of the alternatives provided on such Order Form is used. Other deviations must refer to the provision being deviated from.

23.6 Waiver and Severability


Failure by either Party to enforce any of the provisions of this Agreement will not be construed as a waiver of such provisions.

Nothing contained in this Agreement will require either Party to take any action contrary to the law or to any order or regulation of any government or contrary to any permit or authorization granted to either Party by any government. If any of the provisions of this Agreement are held unlawful or otherwise ineffective by any court of competent jurisdiction, the remainder of this Agreement will remain in full force and the unlawful or otherwise ineffective provision will be substituted by a new provision mutually agreed upon by the Contracting Party and the Supporting Party reflecting the intent of the provision so substituted.

IN WITNESS THEREOF the Contracting Party and the Supporting Party have caused this Agreement to be executed as of the day and year written below.


LUFTHANSA TECHNIK AG                       HAWKER PACIFIC AEROSPACE





------------------------------------       -------------------------------------
Dr. Gerald Gallus                          David Lokken
Chief Executive Product and Services       Chief Executive Officer and President






------------------------------------
Uwe Mukrasch
Senior Vice President of
Aircraft Component Services


                                           HAWKER PACIFIC AEROSPACE, LTD.




                                           ------------------------------------
                                           David Lokken
                                           Director



Hamburg, July 11th, 2001

                                 ATTACHMENT A 1

       - LANDING GEAR (LDG): SCOPE OF SERVICES/SERVICES TO BE PERFORMED -


LHT will subcontract landing gear Services to HPA as per Attachment "A 1.1"

HPA will subcontract landing gear Services to LHT as per Attachment "A 1.2"

                                ATTACHMENT A 1.1

       - LANDING GEAR: SCOPE OF SERVICES/SERVICES TO BE PERFORMED BY LHT -

1. PRICES AND TAT PER A/C TYPE FOR SINGLE AD-HOC EVENTS

   (see Cooperation Agreement Section 3.2.2)



    A/C type      Facility      TAT (closed loop)      Price Overhaul      Exchange fee
    --------      --------      -----------------      --------------      ------------
B 747-400           HAM                    *                     *                  *

B 747-200 / -SP     HAM                    *                     *                  *

A 300-600           HAM                    *                     *                  *

A 310-200 / -300    HAM                    *                     *                  *

A 320-200           HAM                    *                     *                  *

2. SCOPE OF SERVICE

        2.1 LABOR COSTS (MAN- AND MACHINE HOURS) FOR COMPLETE OVERHAUL
INCLUDING:

        - Overhaul / Repair in accordance with CMM-limits and Lufthansa Technik approved data

        -       standard Modifications (details to be specified in the Order)

        -       functional check of hydraulic parts (Section 3)

        -       complete engineering Services for Overhaul performance

        2.2 MATERIAL

The price covers all spare parts up to an amount of USD [*],- per Item and includes the material handling charge ("mark up").

"Mark up" for Items higher than USD [*],- is [(*)] percent with a ceiling of USD [*].- per Item.


*     INFORMATION OMITTED PURSUANT TO CONFIDENTIAL TREATMENT REQUEST.

        2.3 STATEMENT OF WORK

          A.    Complete teardown and inspection of all major Component Parts

          B. Replace as required all standard AN, MS, NAS, and manufacturer's hardware Items, including seals, packing rings and other standard replacement Parts.

          C.    Replace all bushings.

          D.    Deburr and polish all lug faces and holes to remove corrosion.

          E. Hone or polish all chrome plated diameters and dimensions. Inspect for in-service wear and general surface condition.

          F. Identify and disposition all areas requiring rework and Repair in accordance with the LHT Standard Workscope.

          G. Surface temper inspect (nital etch) as required by the manufacturer's Overhaul manual.

          H. N.D.T. inspect all Component Parts for inclusion, indications and cracks.

          I. Repair all areas requiring chrome plate per manufacturer's Overhaul manual.

          J. Repair all areas requiring sulphamate nickel plate per the manufacturer's Overhaul manual.

          K. Re-application of cadmium plate (low hydrogen embrittlement) in accordance with manufacturer's Overhaul manual.

          L.    Incorporation of all mandatory service bulletins

          M.    Test of all hydraulic accessories of the landing gear

          N.    Prime and paint as required by manufacturer's Overhaul manual.

          O.    Carry out Overhaul of wiring harnesses.

          P. Assemble and function test per manufacturer's Overhaul manual, final inspect.

          Q. Certify on JAA Form 1 as Overhauled in accordance with the manufacturers Overhaul manuals.

        2.4 EXCHANGE

        Exchange gears in Overhauled condition will be provided by the Supporting Party to cover the scheduled events.

        Actual delivery of exchange gears to be mutually agreed well in advance.

        The removed gears shall be available at the Delivery Location that is specified in the Order not later than calendar days after receipt of the delivered Exchange gears

        Each day thereafter will be charged additionally with [*] % of the agreed Exchange fee up to a maximum of 100% of the agreed exchange fee.

        2.5 ADDITIONAL WORK

        Hydraulic attached Parts are handled according to Attachment "A2".

        Replacement of life limited Parts, missing, damaged or misused Parts, performance of extraordinary Modifications, AD-notes and Repairs beyond CMM-limits will be additionally charged if applicable.

        THE MAN-HOUR RATE FOR SUCH WORK IS USD [*],--

        Any work on Brakes and Wheels is excluded.


        2.6 DOCUMENTATION AND PRODUCTION PLANNING

        2.6.1   The following documentation will be provided by the Supporting
                Party:

                -       JAA/FAA Dual Release Certificate

                -       Modification status, history data

                - workshop-report and detailed finding-report for the supplied gears

        2.6.2 In case of Exchange the following history data shall be provided by the Contracting Party upon delivery of the removed gears:

                -       total time / total cycles in service

                -       current status of life-limited parts

                -       current status of applicable AD-notes


----------
*     INFORMATION OMITTED PURSUANT TO CONFIDENTIAL TREATMENT REQUEST.

                                ATTACHMENT A 1.2

       - LANDING GEAR: SCOPE OF SERVICES/SERVICES TO BE PERFORMED BY HPA -

23.7

1. PRICES AND TAT PER A/C TYPE FOR SINGLE AD-HOC EVENTS

   (see Cooperation Agreement Section 3.2.2)



    A/C type      Facility      TAT (closed loop)      Price Overhaul      Exchange fee
    --------      --------      -----------------      --------------      ------------
A 300-600             SV                     *                    *                *

A 310-200             SV                     *                    *                *

B 727                 SV                     *                    *                *

B 737              SV/UK                     *                    *                *

B 747              SV/UK                     *                    *                *

B 757              SV/UK                     *                    *                *

B 767              SV/UK                     *                    *                *

DC 10-10           SV/UK                     *                    *                *

DC 10-30           SV/UK                     *                    *                *

MD 80                 SV                     *                    *                *


----------
*     INFORMATION OMITTED PURSUANT TO CONFIDENTIAL TREATMENT REQUEST.

        NOTES:

        1       MATERIAL CAP OF [*] USD

        2       MATERIAL CAP OF [*] USD

        3       MATERIAL CAP OF [*] USD


2. 2.SCOPE OF SERVICE

        2.1 LABOR COSTS (MAN-HOUR AND MACHINE HOURS) FOR COMPLETE OVERHAUL
INCLUDING:

        - OVERHAUL/REPAIR IN ACCORDANCE WITH CMM -- LIMITS AND HPA STATEMENT OF WORK

        -       STANDARD MODIFICATIONS

        -       FUNCTIONAL CHECK OF HYDRAULIC PARTS

        -       COMPLETE ENGINEERING SERVICES FOR OVERHAUL PERFORMANCE


        2.2 MATERIAL

        - THE PRICE COVERS ALL STANDARD REPLACEMENT PARTS ("SRP") AND BUSHINGS AND ALL MATERIAL UP TO AND INCLUDING THE MATERIAL CAPS AS NOTED IN SECTION 1 ABOVE.

        - "MARK UP" FOR ITEMS HIGHER THAN THE NOTED MATERIAL CAP IS [*] PERCENT WITH A CEILING OF USD [*] PER ITEM.


        2.3 STATEMENT OF WORK

        A.      Complete teardown and inspection of all major Component Parts

        B. Replace as required all standard AN, MS, NAS, and manufacturer's hardware Items, including seals, packing rings and other SRP.


----------
*     INFORMATION OMITTED PURSUANT TO CONFIDENTIAL TREATMENT REQUEST.

        C.      Replace all bushings.

        D.      Deburr and polish all lug faces and holes to remove corrosion.

        E. Hone or polish all chrome plated diameters and dimensions. Inspect for in-service wear and general surface condition.

        F. Identify and disposition all areas requiring rework and Repair as requested by manufacturer's Overhaul manual.

        G. Surface temper inspect (nital etch) as required by the manufacturer's Overhaul manual.

        H. N.D.T. inspect all Component Parts for inclusion, indications and cracks.

        I. Repair all areas requiring chrome plate per manufacturer's Overhaul manual.

        J. Repair all areas requiring sulphamate nickel plate per the manufacturer's Overhaul manual.

        K.      Perform gland nut Repair as necessary.

        L.      Carry out any additional specialist Repairs.

        M. Re-application of cadmium plate (low hydrogen embrittlement) in accordance with manufacturer's Overhaul manual.

        N.      Prime and paint as required by manufacturer's Overhaul manual.

        O.      Carry out Overhaul of wiring harnesses.

        P. Assemble and function test per manufacturer's Overhaul manual, final inspect.

        Q. Certify on JAA Form 1 as Overhauled in accordance with the manufacturers Overhaul manuals.


        2.4 EXCHANGE

        EXCHANGE GEARS IN OVERHAULED CONDITION WILL BE PROVIDED BY THE SUPPORTING PARTY TO COVER THE SCHEDULED EVENTS.

        ACTUAL DELIVERY OF EXCHANGE GEARS TO BE MUTUALLY AGREED WELL IN ADVANCE.

        THE REMOVED GEARS SHALL BE AT THE SUPPORTING PARTY NO LATER THAN TEN
        (10)

        CALENDAR DAYS AFTER RECEIPT OF THE DELIVERED EXCHANGE GEARS.


        2.5 ADDITIONAL WORK

        HYDRAULIC ATTACHED PARTS ARE HANDLED ACCORDING TO ATTACHMENT "A2".

        REPLACEMENT OF LIFE LIMITED PARTS, MISSING PARTS, DAMAGED OR MISUSED PARTS, PERFORMANCE OF EXTRAORDINARY MODIFICATIONS, AD NOTES AND REPAIRS BEYOND THE CMM LIMITS WILL BE ADDITIONALLY CHARGED IF APPLICABLE.

        STANDARD OVERHAUL DOES NOT INCLUDE TELESCOPIC STRUTS, LOCK LINKAGES, STRUCTURAL LINKAGES, WALKING BEAMS, FORWARD TRIM BEARINGS, REACTION LINKAGES, SUPPORT ASSEMBLIES OR PILLOW BLOCKS.

        The man-hour rate for such work is USD [*].--

        ANY WORK ON BRAKES AND WHEELS IS EXCLUDED.


        2.6 DOCUMENTATION AND PRODUCTION PLANNING

                2.6.1 The following documentation will be provided by the Supporting Party:

                -       JAA/FAA DUAL RELEASE CERTIFICATE

                -       MODIFICATION STATUS, HISTORICAL DATA

                -       WORKSHOP REPORT AND DETAILED FINDINGS REPORT FOR
                        SUPPLIED GEARS:

                -       TOTAL TIME/TOTAL CYCLES IN SERVICE

                -       CURRENT SATUS OF LIFE LIMITED PARTS

        -       Current status of applicable AD notes.


----------
*     INFORMATION OMITTED PURSUANT TO CONFIDENTIAL TREATMENT REQUEST.

                                 ATTACHMENT A 2

          - HYDRAULIC LANDING GEAR ATTACHED PARTS: PRICES AND SCOPE OF
                       SERVICES/SERVICES TO BE PERFORMED -



                                     GENERAL


TEST AND RE-CERTIFICATION OF HYDRAULIC COMPONENTS IS INCLUDED IN THE WORKSCOPE OF THE LDG OVERHAUL.


1.FOR THE LDG OVERHAUL LHT IS CONTRACTING PARTY, HPA IS SUPPORTING PARTY

1.1     The LDG will be Overhauled in London

        LDG-related hydraulic Components will be removed by HPA in London and delivered to LHT in HAM (DDP).

        LHT will test and re-certify the Components and HPA will collect them
        (EXW) according to the prices and TAT stipulated in Attachment "A2.1".

        If a unit is unserviceable after the test, LHT will Repair the unit at LHT's expense and provide either the Repaired Component or an Exchange Component. Closed loop Repair is preferred. However, it is LHT's sole responsibility to choose between closed loop Repair or providing of an Exchange Component. Neither the Repair nor an Exchange fee will be charged to HPA.


1.2     The LDG will be Overhauled in Sun Valley

        HPA Sun Valley will test and re-certify the Components on HPA's expense.

        If a unit is unserviceable after the test, HPA Sun Valley will Repair the unit at LHT's expense and provide either the Repaired Component or an Exchange Part. Closed loop Repair is preferred. However, it is HPA's sole responsibility to choose between closed loop Repair or providing of an Exchange Component. The Exchange shall be free of charge. HPA will only charge The Repair or Overhaul Services according to prices and TAT stipulated in Attachment "A2.3".

2. FOR THE LDG OVERHAUL HPA IS CONTRACTING PARTY, LHT IS SUPPORTING PARTY


        LHT Hamburg will test and re-certify the Components on LHT's expense.

        If a unit is unserviceable after the test, LHT Hamburg will Repair the unit at HPA's expense and provide either the Repaired Component or an Exchange Part. Closed loop Repair is preferred. However, it is LHT's sole responsibility to choose between closed loop Repair or providing of an Exchange Component. The Exchange shall be free of charge. LHT will only charge the Repair or Overhaul Services according to prices and TAT stipulated in Attachment "A2.2".

                                ATTACHMENT A 2.1

                          - TEST AND RE-CERTIFICATION -



P/N                      PRICE            TAT            SCOPE OF SERVICE
---                      -----            ---            ----------------

4129RA9               fixed total          *                      *          Test and re-certification

65-44710-4            fixed total          *                      *          Test and re-certification

65-44771-4            fixed total          *                      *          Test and re-certification

65C26833-3            fixed total          *                      *          Test and re-certification

71577-4               fixed total          *                      *          Test and re-certification

71577-2               fixed total          *                      *          Test and re-certification

65B82591-1            fixed total          *                      *          Test and re-certification

65B01503-16           fixed total          *                      *          Test and re-certification

2670005M7             fixed total          *                      *          Test and re-certification

2670005M5             fixed total          *                      *          Test and re-certification

1U1171-5              fixed total          *                      *          Test and re-certification

65B01539-9            fixed total          *                      *          Test and re-certification

65B01540-19           fixed total          *                      *          Test and re-certification

65B01540-13           fixed total          *                      *          Test and re-certification

65B01504-15           fixed total          *                      *          Test and re-certification

65B82558-10           fixed total          *                      *          Test and re-certification

3870075-101           fixed total          *                      *          Test and re-certification


                                ATTACHMENT A 2.2

               - OVERHAUL PERFORMED BY LHT TO BE CHARGED TO HPA -


----------
*     INFORMATION OMITTED PURSUANT TO CONFIDENTIAL TREATMENT REQUEST.

                                                        TAT                      OVERHAUL
P/N    DESCRIPTION                            CALENDAR DAYS          FIXED TOTAL PER 1 EA.
------------------              ---------------------------          ---------------------   -----------
1U1171-5                        body gear steering actuator                                  *         *

2670005M5                          nose gear steering valve                                  *         *

2670005M7                     valve assy-nosewheel steering                                  *         *

4129RA9                               steering contr. valve                                  *         *

65-44710-3                            NLG steering actuator                                  *         *

65-44710-4                            NLG steering actuator                                  *         *

65-44771-4                                shimmy damper MLG                                  *         *

65B01503-16                              steering nose gear                                  *         *

65B01504-15                      body gear truck pos.act LH                                  *         *

65B01539-9                    wing gear truck pos. Actuator                                  *         *

65B01540-13                        LH downlock actuator WLG                                  *         *

65B01540-19                             downlock act WLG LH                                  *         *

65B82558-10                                downlock act BLG                                  *         *

65B82591-1                             NG steering actuator                                  *         *

16U0100-11                               load brake rod MLG                                  *         *



Terms:

- Fixed overhaul price includes all labor and material up to $ 500 per material Item.

- Service bulletins and AD's are not included in the above-mentioned prices.

- Prices are quoted net and based on normal wear and tear, damage or misuse is not included.

-       All prices are valid until December 31st, 2001.

- Material handling charge for material not included: [*] % with a maximum charge of USD [*].- per purchased Item.


----------
*     INFORMATION OMITTED PURSUANT TO CONFIDENTIAL TREATMENT REQUEST.

                                ATTACHMENT A 2.3

              -- OVERHAUL PERFORMED BY HPA TO BE CHARGED TO LHT --



                                                        TAT                      OVERHAUL
P/N    DESCRIPTION                            CALENDAR DAYS          FIXED TOTAL PER 1 EA.
------------------              ---------------------------          ---------------------       -----------
1U1171-5                        body gear steering actuator                                      *         *

2670005M5                          nose gear steering valve                                      *         *

2670005M7                     valve assy-nosewheel steering                                      *         *

4129RA9                               steering contr. valve                                      *         *

65-44710-3                            NLG steering actuator                                      *         *

65-44710-4                            NLG steering actuator                                      *         *

65-44711-4                                shimmy damper MLG                                      *         *

65B01503-16                              steering nose gear                                      *         *

65B01504-15                      body gear truck pos.act LH                                      *         *

65B01539-9                    wing gear truck pos. Actuator                                      *         *

65B01540-13                        LH downlock actuator WLG                                      *         *

65B01540-19                             downlock act WLG LH                                      *         *

65B82558-10                                downlock act BLG                                      *         *

65B82591-1                             NG steering actuator                                      *         *



Terms:

-       Fixed overhaul price includes all labor and standard replacement parts
        (SRP).

- Service bulletins and AD's are not included in the above-mentioned prices.

- Prices are quoted net and based on normal wear and tear, damage or misuse is not included.

-       All prices are valid until December 31st, 2001.

- Material handling charge for material not included: [*] % with a maximum charge of USD [*],- per purchased Item


----------
*     INFORMATION OMITTED PURSUANT TO CONFIDENTIAL TREATMENT REQUEST.

                                 ATTACHMENT A 3

            - OTHER COMPONENTS: PRICES AND SCOPE OF SERVICES/SERVICES
                                TO BE PERFORMED -




Services performed for Components not removed during a LDG event shall be handled as described in this Attachment.

LHT's prices for Components HPA will subcontract for Repair and Overhaul to LHT are listed in Attachment "A 3.1".

HPA's prices for Components LHT will subcontract for Repair and Overhaul to HPA are listed in Attachment "A 3.2".






                                ATTACHMENT A 3.1

           - LHT PRICES FOR COMPONENTS HPA WILL SUBCONTRACT FOR REPAIR
                              AND OVERHAUL TO LHT -




                                      open

                                ATTACHMENT A 3.2

           - HPA PRICES FOR COMPONENTS LHT WILL SUBCONTRACT FOR REPAIR
                             AND OVERHAUL TO HPA -



P/N DESCRIPTION    TEST ONLY FIXED REPAIR PRICE  ALL PARTS INCLUDED UNDER
---------------    ------------------------------------------------------
3321480-xx         Spoiler actuator            *

3321500-xx         Spoiler actuator            *

3321520-xx               Rudder PCA            *                  *

3321530-xx             Elevator PCA            *                  *

3321480-xx         Spoiler actuator            *                  *



Terms:

- Fixed repair price includes all labor and material up to listed each prices.

- Service bulletins and AD's are not included in the above-mentioned prices.

- Prices are based on normal wear and tear, damage or misuse is not included.

-       Turn-around-time = 15 calendar days.

-       All prices are valid until December 31st, 2001.

- Material handling charge for material not included: [*]% with a maximum charge of USD [*],- per purchased Item.


----------
*     INFORMATION OMITTED PURSUANT TO CONFIDENTIAL TREATMENT REQUEST.

                                 ATTACHMENT A 4

      - OTHER COMPONENTS WHICH ARE NOT LISTED UNDER ATTACHMENT A 1 TO A 3 -


If a Component is not listed under the previous Attachments "A1", "A2", "A3" the following procedure shall apply:


After performing the required Services the latter shall be charged on a fixed labor plus material on consumption basis. For material consumption the following handling charge shall be applicable:





Material Handling:   [*]% with a maximum charge of USD [*],- per purchased Item.







-----------------
*      INFORMATION OMITTED PURSUANT TO CONFIDENTIAL TREATMENT REQUEST.

                                  ATTACHMENT B

               - AGREED LABOR RATE FOR IN-HOUSE WARRANTY REPAIRS -




In-house Warranty rate:          USD [*],--

Handling charges:                see Attachment "A4"







-----------------
*      INFORMATION OMITTED PURSUANT TO CONFIDENTIAL TREATMENT REQUEST.

                                 ATTACHMENT C 1

                         IN-HOUSE WARRANTY CLAIM LHT --

LUFTHANSA TECHNIK-HAWKER PACIFIC AEROSPACE
COOPERATION AGREEMENT
APPENDIX 03: General Supporting Contract                        July 11th, 2001
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
[LUFTHANSA TECHNIK LOGO]                                                   Sheet 1 of 1
                                                                    --------------------------
Telephon  (040) 5070-2659                                           Claim Number
Fax:      (040) 5070-3132            WARRANTY REPAIR CLAIM
Telex:    0212277                          INVOICE
Sita:     HAMMELH
Telegram  Lufthansa Hamburg
-----------------------------------------------------------------------------------------------
Lufthansa Technik AG                     Place of Issue             Date
P.O. Box 63 03 00, D-22313 Hamburg

-----------------------------------------------------------------------------------------------
                                         Part Description


                                       ---------------------------------------------------------
                                         Part Number              A/C.Engine Type: A/C-No.
                                                                   / /
                                       ----------------------------------------------------------
                                                                  Manufacturing Date:
                                         Serial Number:           AC Unit Delivery Date:
                                                                  Spare Unit Delivery Date:
----------------------------------------------------------------  Referenced Order No.:
TSO/CYC                 THF/TFC          Date of Removal          Service Life Policy:         %

-----------------------------------------------------------------------------------------------
Reason for Removal/Findings


-----------------------------------------------------------------------------------------------
Inspection Details and Action taken


-----------------------------------------------------------------------------------------------
Parts Required to Rectify Defect
-----------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------
                        SLP (%)         MWST/VAT (%)     MWST/VAT     Value Total Parts

-----------------------------------------------------------------------------------------------
                                                                      Total Claim Value
Man Hours expended      Hours at        Total Man Hours exp.                GBP

-----------------------------------------------------------------------------------------------
Representative          Please send credits notes to Lufthansa    Lufthansa Technik AG
                        Technik Accounting Dept.                     I.A.       I.A.

-----------------------------------------------------------------------------------------------
Kont 514        EO-No.          FSCM            AWN-No.           Kost.         Anf. Abt.

-----------------------------------------------------------------------------------------------

                                 ATTACHMENT C 2

                    IN-HOUSE WARRANTY CLAIM HAWKER PACIFIC --


------------------------------------------------------------------------------------------------------------------
[HAWKER PACIFIC LOGO]                                                                          Sheet 1 of 1

                                                                                           ----------------------
                                                                                           Claim Number
                                                              Warranty Repair Claim
UK                                Sun Valley                         Invoice
Telephone: +44 208 589 1941       Telephone: +1 818 765 1387
Fax: +44 208 589 1905             Fax: +1 818 765 8073        --------------------------   -----------------------
Hawker Pacific Aerospace, Ltd.    Hawker Pacific Aerospace    Place of Issue               Date
Unit 3 Dawley Park, Kestrel Way   11240 Sherman Way
Hayes, Middlesex, UB3 1HP, UK     Sun Valley, CA 91352 USA    ----------------------------------------------------
------------------------------------------------------------- Part Description



                                                              -------------------   ------------------------------
                                                              Part Number           A/C, Engine Type, A/C-No.

                                                              -------------------   ------------------------------
                                                              Serial Number         Manufacturing Date:
                                                                                    A/C Unit Delivery Date:
                                                              -------------------   Spare Unit Delivery Date:
                                                              Date of Removal       Reference Order No.:
                                                                                    Service Life Policy:
------------------------------------------------------------------------------------------------------------------
Reason for Removal/Findings



------------------------------------------------------------------------------------------------------------------
Inspection Details and Action Taken



------------------------------------------------------------------------------------------------------------------
Parts Required to Rectify Defect




----------------------------      ------------------------    -----------     ---------    -----------------------
                                  SLP %                       MWST/VAT %      MWST/VAT     Value Total Parts

----------------------------      ------------------------    -----------     ---------    -----------------------
                                                                                           Total Claim Value
Man Hours expended                       Hours at             Total Man Hours expended     GBP             USD
----------------------------      ------------------------    -----------     ---------    -----------------------
Representative                    Please send credit notes    Hawker Pacific Aerospace
                                  to HPA Customer Service     i.A.                  i.A.
                                  Department
----------------------------      ------------------------    -----------     ---------    -----------------------
Kont 514              EO-No.                 FSCM             AWN-No.         Kost.        Anf.Abt         Anf.Abt

----------------------------      ------------------------    -----------     ---------    -----------------------

                                  ATTACHMENT D

                      -TAT REPORT ACCORDING TO SECTION 10 -


          EXAMPLE FOR CONTRACTING PARTY = HPA / SUPPORTING PARTY = LHT




Status Report for                          [LUFTHANSA TECHNIK LOGO]
Hawker Pacific Aerospace

R/O    LHT Ref     P/N    S/N      Description    Received     Planned     Returned     AWB     Status     Remarks
---    -------     ---    ---      -----------    --------     -------     --------     ---     ------     -------





                                  ATTACHMENT E

                       LIST OF APPROVED SUBCONTRACTORS --




Attachment E1:    LHT list

Attachment E2:    HPA Sun Valley list (including the AMS subcontractors)

Attachment E3:    HPA LHR list

                                  ATTACHMENT E1

                    LIST OF APPROVED SUBCONTRACTORS OF LHT --


  COMPANY                                    STREET                                        COUNTRY, ZIP CODE, CITY
  -----------------                          ----------------------------------            -----------------------------------
  AAR LANDING GEAR CENTER                    9371 NW 100th STREET                          US 33178 MEDLEY
  AEM LTD.                                   STANSTED AIRPORT                              GB CM24 1RB STANSTED
  AERO-COATING GMBH                          LUKASWIESE, GEWERBEGEBIET REDENTIN            DE 23970 WISMAR
  AIR CANADA Center                          740 COTE VERTU WEST                           CA H4Y 1C2 DORVAL, QUEBEC
  AIR FRANCE INDUSTRIES                      Chemin Carosse                                FR 31077 Toulouse Cedex
  AIRBUS IND.MAT.SUP.CENTRE                  WEG BEIM JAEGER 150                           DE 22335 HAMBURG
  ALITALIA                                   Piazza A. da Schio                            IT 00050 ROMA
  AMECO                                      CAPITOL AIRPORT P.R. CHINA                    CN 100621 PEKING
  AMERICAN AIRLINES                          3800 NORTH MINGO ROAD                         US 74158-2809 TULSA, OKLAHOMA
  BAE SYSTEMS LIMITED                        NEW FILTON HOUSE 07R                          GB BS99 7AR FILTON/BRISTOL
  BEAVER AEROSPACE & DEFENSE INC             1970 BIG BEAVER ROAD                          US 48150 LIVONIA, MI
  BEDEK                                      Ben Gurion International Airport              IL 70100 Tel Aviv
  BF GOODRICH                                Cherrywood, Chineham Business Park            GB RG 248 WF CHINEHAM, BASINGSTROKE
  BFGOODRICH AEROSPACE                       7801 N.W. 67TH STREET                         US 33166 MIAMI
  BODENSEEWERK GERAETETECHNIK                ALTE NUSSDORFER STR. 13                       DE 88641 UEBERLINGEN
  BOEING COMMERCIAL AIRPLANE CO.             2201 S.142ND ST,BLDG 22-01/W10                US 98168 SEA-TAC, WA
  BRAATHENS SAFE                             TECHNICAL DIVISION                            NO 4055 STAVANGER AIRP. NORWEGEN
  CSA CZESKE AEROLINE, A.S.                  AIRPORT RUZYNE                                CZ 16008 PRAGUE 6
  EADS AIRBUS GMBH                           KREETSLAG 10                                  DE 21129 HAMBURG
  EADS AIRBUS GMBH                           FLUGHAFENSTR. 5                               DE 27809 LEMWERDER
  EADS AIRBUS S.A.                           316, ROUTE DE BAYONNE                         FR 31060 TOULOUSE CEDEX 03

  COMPANY                                    STREET                                        COUNTRY, ZIP CODE, CITY
  -----------------                          ----------------------------------            -----------------------------------
  EATON VICKERS AEROSPACE                    3675 PATTERSON S.E.                           US 49588-0872 GRAND RAPIDS
  ELBE FLUGZEUGWERKE GMBH (EFW)              GRENZSTR. 1                                   DE 01109 DRESDEN
  FEINMECHANISCHE WERKE MAINZ                INDUSTRIESTR. 56-58                           DE 55120 MAINZ
  HAWKER PACIFIC AEROSPACE                   Bennebroekerweg 265                           NL 1435 CJ Rijsenhout
  HAWKER PACIFIC AEROSPACE                   11240 SHERMAN WAY                             US 91352 SUN VALLEY
  HAWKER PACIFIC AEROSPACE LTD.              Kestrel Way                                   GB UB3 1HP HAYES, MIDDX
  IBERIA                                     AEROPORTO DE BARAJAS                          ES 28042 M A D R I D
  KLM ENGINEERING & MAINTENANCE              HERMAN VEENENDAALWEG                          NL 1117 ZL SCHIPHOL EAST
  LIEBHERR-AEROSPACE                         PFAENDERSTR. 50-52                            DE 88161 LINDENBERG

  LINDENBERG
  MENASCO AEROSPACE                          1400 S.Service Rd.West                        CA L6L 5Y7 Oakville
  MESSIER - BUGATTI                          ZONE AERONAUTIQUE LOUIS BREG.                 FR 78141 VELIZY-VILLACOUBLAY CEDEX
  MESSIER DOWTY AEROSPACE                    WOBASTON ROAD                                 GB WV9 5EW WOLVERHAMPTON
  MESSIER DOWTY AEROSPACE                    2720 WQ WASHINGTON AVENUE                     US 98903 YAKIMA
  MESSIER DOWTY AEROSPACE LTD                CHELTENHAM ROAD                               GB GL2 9QH GLOUCESTER
  MESSIER SERVICES                           CHELTENHAM ROAD                               GB GL2 9QH GLOUCESTER
  MESSIER SERVICES AMERICA INC.              45360 Severn Way                              US 20167 Sterling
  MESSIER-BUGATTI                            3 rue Antoine de Saint-Exupery                FR 67123 MOLSHEIM - FRANCE
  MESSIER-DOWTY, Inc.                        574 MONARCH AVENUE                            CA L1S 2G8 AJAX, ONTARIO
  MOOG AIRCRAFT GROUP                        JAMISON ROAD                                  US 14052 EAST AURORA
  OGMA                                                                                     PT 2615 Alverca
  PRAXAIR SURFACE TECHNOLOGIES G             ROBERT-ZAPP-STR. 7                            DE 40880 RATINGEN
  SAA-TECHNICAL                              JNB International Airport                     ZA 1627 JOHANNESBURG

  COMPANY                                    STREET                                        COUNTRY, ZIP CODE, CITY
  -----------------                          ----------------------------------            -----------------------------------
  SABENA TECHNICS S.A./N.V.                  Airport Building 117                          BE 1820 MELSBROEK
  SAS COMPONENT                              TRANSPORTSTATION 711                          SE 18587 STOCKHOLM
  SAS COMPONENT                              AMAGER STRANDVEJ 392                          DK 2770 KASTRUP
  SASCO                                      11 Changi North Cresent                       SG 499611 Singapore
  SERMETEL                                   WEILENBURGSTR. 49                             DE 42579 HEILIGENHAUS
  SOGERMA-SOCEA                              AEROPORT DE BORDEAUX-MERIGNAC                 FR 33701 MERIGNAC-CEDEX
  THOMSON SAGINAW                            628 N HAMILTON ST                             US 48602 SAGINAW, MI
  TRW AERONAUTICAL SYSTEMS                   THE RADLEYS, MARSTON GREEN                    GB B33 OHZ BIRMINGHAM
  UNITED AIRLINES, INC                       SFO INT'L AP/BUILD 84/WC541                   US 94128 SAN FRANCISCO

                                  ATTACHMENT E2

       -- LIST OF APPROVED SUBCONTRACTORS OF HPA SUN VALLEY (INCL. AMS) --



COMPANY                                      LOCATION                             SERVICES
------------------------------               --------------------                 ------------------------------
AEROTRON AIRPOWER UNITS                      LA GRANGE GA                         CHINA BROKERAGE UNITS
AIRCRAFT COMPONENT REPAIR                    VALENCIA CA                          CSD LINERS
AIRCRAFT TOOLING                             DALLAS TX                            FLAME SPRAY
ALAMEDA AEROSPACE UNITS                      ALAMEDA CA                           CHINA BROKERAGE UNITS
ARKWIN INDUSTRIES                            WESTBURY NY                          CHINA UNITS
BFG AEROSPACE UNITS                          EVERETTE WA                          CHINA BROKERAGE UNITS
B & G DETECTION -                            BURBANK CA                           NDT SERVICES
BODY COAT/LINDBURG                           PARAMOUNT CA                         HEAT TREATING.
BURBANK STEEL TREATING                       BURBANK CA                           HEAT TREATING
CALTRON                                      BURBANK CA                           ELOX
CAL-DORAN                                    LOS ANGELES, CA                      HEAT TREATING
CANYON WELDING                               CANYON COUNTRY, CA                   WELDING
CURTIS WRIGHT UNITS                          MIAMI                                CHINA BROKERAGE UNITS
CONSOLIDATED AIRCRAFT SUPPLY UNITS           RONKONKOMA NY                        CHINA BROKERAGE UNITS
DENMAC INDUSTRIES                            PARAMOUNT CA                         RILSAN COATING
DORLEE GEAR                                  SANTA ANA CA                         BROACHING
DRILUBE                                      GLENDALE, CA                         PHOSPHATE
DUNLOP AVIATION                              COVENTRY UK                          VARIOUS UNITS
EMBEE PLATING MACHINING                      SANTA ANA CA                         VARIOUS PLATING AND MACHINING
ENDEVCO UNITS                                SAN JUAN CAPISTRANO                  CHINA BROKERAGE UNITS
EXCELLO PLATING PLATING                      LOS ANGELES,CA                       BRIGHT CAD AND OTHER PLATING
FORTNER ACCY SERVICES                        GLENDALE, CA                         VARIOUS UNITS
GEC AEROSPACE                                WHIPPANY NY                          BRAKE FAN MOTORS
HANAMOTO MFG                                 VAN NUYS CA.                         VARIOUS MACHINING
HELICOPTER ACCY SERVICES UNITS               SUN VALLEY CA                        HOLLAND HELICOPTER UNITS

COMPANY                                      LOCATION                             SERVICES
------------------------------               --------------------                 ------------------------------
HINDERLITER HEAT TREAT                       TARZANA,CA.                          HEAT TREATING
HIXSON                                                                            METAL FINISHING,

VARIOUS
                                                        PLATING
K & L ANODIZING                              BURBANK CA                           ANODIZING
L A XRAY AND OTHER                           SUN VALLEY CA,                       XRAY, ULTRASONICS AND OTHER
                                                        NDT SERVICES
L &M BLACK OXIDE                             BURBANK, CA                          BLACK OXIDE PLATING
LUFTHANSA TECH UNITS                         DFW AIRPORT                          CHINA BROKERAGE UNITS
MESSIER SERVICES UNITS                       VIRGINIA, MOLSHEIM, VELIZY           AIRBUS GEARS AND HYD UNITS.
MP TOOL AND CUTTER                           SUN VALLEY CA                        VARIOUS MACHINING
MOOG CONTROLS                                GLOUCESTERSHIRE UK                   AIRBUS UNITS
NYLOK                                        ANAHEIM CA                           NYLOK INSERTS
PACIFIC HYD SYS                              SANTA MARIA, CA                      VARIOUS HYD UNITS
PARKER HANNIFIN UNITS                        IRVINE CA                            CHINA BROKERAGE UNITS
PEEN-RITE                                    SUN VALLEY CA                        SHOT PEEN
PRECISION ELECTRONICS                        ATLANTA GA                           BRAKE FAN MOTORS
SARGENT CONTROLS                             MIAMI AND TUSCON                     HYD UNITS
SUPERIOR THREAD ROLLING                      ARLETA CA                            THREAD ROLLING
THERMAL TECHNOLOGIES                         SUN VALLEY CA                        HEAT TREATING
TITAN SPRING                                 N HOLLYWOOD, CA                      SPRING TESTING
WELLS MFG                                    SUN VALLEY CA                        WHEEL REPAIRS

                                  ATTACHMENT E3

               -- LIST OF APPROVED SUBCONTRACTORS OF HPA LONDON --



                                                                                                   COUNTY          POST/ZIP
COMPANY              ADDRESS                         ADDRESS                    CITY               STATE           CODE
-------              -------                         -------                    ----               ------          --------
Advanced Air
 Palm Beach          6461 Garden Road Suite 102      Riviera Beach                                 Florida         33404
AEM Limited          6-8 Wilton Road                 Haine Industrial Estate    Ramsgate           Kent            CT12 5HE
Air Canada           Air Canada Centre               Receiving BLDG 7 Gate 2    740 Cote Vertu     Dorval, Quebec  Not Known
                                                                                West
Aero Decals          1914 Canova Street              SE                         Palm Bay           Florida         32909
Aeroservices Inc     PO Box 520782                                              Miami              Florida         33152
Air 2000 Limited     Commonwealth House              Manchester Airport         Manchester                         M90 3DP
Air Carrier
 Service (UK)        Rufus Leo                       The Street                 Stisted            Essex           CM7 8AW
AirLiance
 Materials LLC       PO Box 661008                                              Chicago            Illinois        60666-1008
Air-Pro Inc          1520 East 33rd Street           Long Beach                                    California      90807
Alatec Products      21123 Nordhoff Street           Chatsworth                                    California      91311
Alliedsignal
 Hardware Products
 Group               St Margarets Business Centre    Grafton Place              Burley's Way       Leicester       LE1 3BE
Alliedsignal
 Aerosystems         BAAE, Ely Meadow                Talbot Green               Pontyclun          Wales           CF72 8XL
Anillo Industries
 Inc                 2090 North Glassell Street                                 Orange             California      92865
Ametek /
 Gulton-Statham      1644 Whittier Avenue            Costa Mesa                                    California      92627
ASC Industries       1227 Corporate Drive West       Arlington                                     Texas           76006

                                                                                                        COUNTY          POST/ZIP
COMPANY                   ADDRESS                         ADDRESS                    CITY               STATE           CODE
-------                   -------                         -------                    ----               ------          --------
Avalon Aviation LLC       328 E                           61st Street                                    New York State  10021
Avialec International
 Limited                  Avialec House                   Petersfield Business Park  Petersfield         Hampshire       GU32 3LJ
Aviation Sales Company    6905 NW 25th Street                                        Miami               Florida         33122
Aviation Spares
 and Services             8920 152nd Avenue               North East Redmond         Washington                          WA 98052
Avenger LLC               231 Commack Road                PMB 1017                                       Commack         NY 11725
Beck Aviation             206W Julie Drive                Suite 2                    Tempe               Arizona         85283
BF Goodrich -
 Component Services       Unit 1 and 2, Cherrywood        Chineham Business Park     Basingstoke         Hants           RG24 0WF
BF Goodrich Aerospace     Hengelder 22                    6902 PA                    Zevenaar            Netherlands     Not Known
BF Goodrich Aerospace     3201 Northwest                  1-67 Street                Opa-Locka           Florida         33056
BLH Electronics Inc       75 Shawmut Road                 Canton                                         MA              2021
Cabletec                  Sunnyside Road                                             Weston-super-mare   Bristol         BS23 3PZ
Cannon Fire Protection    Wickford Point                  Bepton                     Midhurst            West Sussex     GU29 9RB
Cardinal Aerospace Inc    4585 South 134th Place                                     Seattle             Washington      98168
Cerro Manganese
 Bronze Limited           PO Box 22                       Hadleigh Road              Ipswich             Suffolk         IP2 0EG
The Compressed Air Centre 104 Roebuck Road                                           Chessington         Surrey          KT9 1JX
DAX International Limited Unit E4 Offices 5 and 6         Green Lane Business Park   Green Lane          Tewkesbury
Denison Mayes Group       Suite B Loddon Vale House       Hurricane Way              Woodley             Reading         RG5 4UL
Drake and Scull
 Airport services         Skyport Drive                   Off Hatch Lane             West Drayton        Middlesex       UB7 0LJ
ERIKS Aerospace           3002 N. Commerce Parkway                                   Fort Lauderdale     Florida         33025
European Aviation Limited European Hall                   Bromyard Road              Ledbury             Herefordshire   HR8 1LG

                                                                                                        COUNTY          POST/ZIP
COMPANY                   ADDRESS                         ADDRESS                    CITY               STATE           CODE
-------                   -------                         -------                    ----               ------          --------
Expert Heat Treatment
 Limited                  Garth Road                                                 Lower Morden         Surrey         SM4 4LT
Farnborough Airmotive     Unit 3 Albury Hall              Albury                     Guildford           Surrey          GU5 9AD
Federal Mogul
 Bentley Harris           241 Welsh Pool Road             Exton                                          PA              19341
FLS Aerospace Limited     Unit A                          Eastways Industrial Estate Witham              Essex           CM8 3YQ
FLS Aerospace Limited     Long Border Road                Stansted Airport           Stansted            Essex           CM24 1RE

                                                                                                        COUNTY          POST/ZIP
COMPANY                   ADDRESS                         ADDRESS                    CITY               STATE           CODE
-------                   -------                         -------                    ----               ------          --------
Greene Tweed and
 Co Limited               Finch Close                                                Nottingham                          NG7 2NN
H and B Aircraft Parts    24887 San Fernando Road         Santa Clarita                                  California      91321
H T Consultants           35 Southlands Close             Ash                        Aldershot           Hants           GU12 6NH
Hanley Smith Limited      7 South Road                    Templefields               Harlow              Essex           CM20 2AP
Hawker Pacific
 Aerospace Inc            11310 Sherman Way               Sun Valley                                     California      91352
Hawker Pacific
 Aerospace                Bennebroekerweg 265             1435 CJ Rijsenhout                             Netherlands     Not Known
IBCs                      46 Catley Road                  Darnall                    Sheffield           Yorkshire       S95 JF
Import Export
 Air Services             Z I  Pahin Concerto             7 Rue Colbert              Tournefeuille       France          31170
Index Direct              Unit 3                          Sandleheath Ind Est        Fordingbridge       Hampshire       SP6 1PA
Initial Contract
 Services Limited         West Ealing Business Centre     Alexandra Road             Ealing              London          W13 0YB
KAHR Bearing              3010 San Fernando Boulevard                                Burbank             California      91504
Kamatics Corp             1330 Blue Hills Avenue          Bloomfield                                     Connecticut     06002
KLM Engineering
 and Maintenance          PO Box 7700                     1117 ZL Schiphol Airport                       Netherlands
Light Aeros Spares        East Badworthy                  Beaworthy                                      Devon           EX21 5RQ

                                                                                                        COUNTY          POST/ZIP
COMPANY                   ADDRESS                         ADDRESS                    CITY               STATE           CODE
-------                   -------                         -------                    ----               ------          --------
Linear Instrument
 Service Co               6A St Francis Way                                          Shefford            Bedfordshire    SG17 5DZ
Lufthansa Technik
 AG(Dept HAM WG 14)       Weg Beim Jager 193              Po Box 630300              Hamburg             Germany         D-22335

Lufthansa Technik
 AG(Dept HAM WG 5)        Weg Beim Jager 193              Po Box 630300              Hamburg             Germany         D-22335

Marstat Limited           Unit 7 Moreton Ind Est          London Road                Swanley             Kent            BR8 8DE
Masten Wright
 Incorporated             PO Box 1896                     New Haven                                      CT              6508
Messier Services
 America Inc              45360 Severn Way                Sterling                                       Virginia        20166-8914
MHD International         1830 Marie Victorin             St Bruno                   Quebec              Canada          J3V 6B9
  Aviation Parts Inc
Midland Metrology
 Limited                  Unit 63                         Little Heath Ind Est       Old Church Road     Coventry        CV6 7ND
Monteva Aviation
 Group                    Caslrole Administration Office  Coat St Lucia              Quebec              Canada          H4W 2T8
Nav-Tech Aviation         17000 BLVD Charles Suite 200    St Janvier                 Quebec              Canada
NDI Services              Unit 26 Bassett Down Workshops  Bassett Down               Swindon             Wiltshire       SN4 9QP
Newark Electronics
 Corporation              4801 North Ravenswood Avenue                                                   Chicago         60640
Omega Air Supply          Suite H                         5340 Commerce Circle                           Indianapolis    46237

Pattonair International
 Limited                  Kingswey Business Park          Forsyth Road               Sheerwater          Woking          GU21 5SA
Peerless Aerospace
 Fasteners                141 Executive Boulevard         Farmingdale                                    New York State  11735
A.E. Petche Co Inc - UK   Headley Road East               Unit 1                     Woodley             Reading         RG5 4DY
A.E. Petche Co Inc        2112 West Division Street       Arlington                                      Texas           76012
Plant Safety Limited      177 Long Lane                                              Southwark           London          SE1 4PN


                                                                                                        COUNTY          POST/ZIP
COMPANY                   ADDRESS                         ADDRESS                    CITY               STATE           CODE
-------                   -------                         -------                    ----               ------          --------
Praxair Surface
 Technologies Inc         1545 East Edinger                                          Santa Ana           California      92705-4904
Rapid Rivet and           121 Toledo Street               Farmingdale                                    New York State  11735
 Fastener Corporation
Satair A/S                Amager Landevei 147A            DK 2770                    Kastrup             Denmark         Not Known
Schreiner Components BV   Hengelder 22                    6902 PA Zevenaar                               Holland         Not Known
Semmco Engineering
 Services                 16 Wintonlea Ind Est            Monument Way West          Woking              Surrey          GU21 5EN
Soundair Inc              15510 Wood-Red Road             Woodinville                                    Washington      98072
Sunshine Metals           40-42nd Street                  New Haven                  Auburn              Washington      98001
TEAM FLS Aerospace
 Limited                  TEAM Centre                     MD106                      Dublin Airport      Dublin          Not Known
Time Aviation Service     9255 San Fernando Road                                                         California      91352
TPS Aviation              803 Avenue H East               Suite 501                  Arlington           Texas           76011
Trans World Airlines      9200 North West                 112 Street                 Kansas City         Mo              64153
Trinity Aerospace         16-18 Bilton Road               Kingsland Industrial Park  Basingstoke         Hants           RG24 8LJ
  Engineering Limited
Vital Signs               Unit 7                          Bonds Mill Estate          Stonehouse          Gloucester      GL10 3RF
Walton Plating Limited    Sir Richards Bridge             118 Ashley Road            Walton upon Thames  Surrey          KT12 1HN
Wencor West               1625 North Mountain Springs     Springville                PO Box 514          Utah            84663-0514
                          Parkway                                                    Springville
Wesco                     Millfields House                Huddersfield Road          Thongsbridge        Huddersfield    HD7 1PR
Westward Digital Ltd      37 Windsor Street               Cheltenham                 Gloucester                          GL52 2DG
WS Wilson                 24 Harbor Park Drive            Port Washington                                                NY 11050

                                  ATTACHMENT F

                                   Order Form




This is an Order under the General Supporting Contract between Lufthansa Technik AG and Hawker Pacific Aerospace dated July 11th, 2001. Capitalized terms shall have the definitions attributed to them in the General Supporting Contract.



Customer:                 __________________

Contracting Party:        __________________

Supporting Party :        __________________



The Supporting Party will perform the Services as set out below:



1. Scope of Services (Section 4 General Supporting Contract)

        [ ] Standard Service described in Att. "A" _____________

        [ ] Other Service (specify separately)



2. The following parts may/may not be used (Section 5 General Supporting Contract):

      Used life limited Parts  [ ] no  [ ] yes      Restrictions: ______________

      PMA-Parts                [ ] no  [ ] yes      Restrictions: ______________

      Parts subjected to extreme heat/stress

                               [ ] no  [ ] yes      Restrictions: ______________

      Parts from military or government stock

                               [ ] no  [ ] yes      Restrictions: ______________



3. Deviation from authority requirements stated in Section 5 (FAR/JAR-145):

_________________________________________________________________



4. Performance of non-mandatory (recommended or optional) Modifications? (Section 8 General Supporting Contract)

        [ ] all Modifications

        [ ] no non-mandatory Modifications

        [ ] only the following:

          ______________________________________________



5. Scrap Handling (Section 9 General Supporting Contract)

        [ ] Notification in writing of any scrap material with a value above USD

            ___________

        [ ] Scrap should not be sent back.

        [ ] Scrap to be sent back to:

            _________________________________________



6. Delivery Location/Redelivery Location (Section 10 General Supporting
Contract)

    Contracting Party delivers to (Delivery Location) [ ] LAX [ ] LON [ ] AMS

                                                      [ ] FRA [ ] HAM [ ] ___

    Contracting Party collects from (Redelivery Location)[ ] LAX [ ] LON [ ] AMS

                                                      [ ] FRA [ ] HAM [ ] ___

Deviations:____________________________________________________________



7. Turnaround Time (TAT) (Section 11 General Supporting Contract)

      [ ]  Standard TAT listed in Att. "A"______________

      [ ]  Other TAT: ______________days

      [ ]  No TAT, but Redelivery shall occur on or before ____/___/_____(Date)



8. Weekly status report in accordance with Section 11 required? [ ] yes [ ] no

        If yes, addressee for status reports: _______________________________

                                              _______________________________

                                              _______________________________

                                              e-mail:_________________________

                                              Fax:_____________Tel:___________



9. Price (Section 13 General Supporting Contract)

      [ ] as in Att. "A" ______________

      [ ]  Other: ______________________________________________________

10. Price Adjustment (Section 14 General Supporting Contract)

_________________________________________________________________



11. Invoice Address: (Section 15 General Supporting Contract)

      _______________________________

      _______________________________

      _______________________________

      _______________________________

      Fax: _____________ Tel:___________



12. Invoices will be paid to the Supporting Party's following bank account:

_________________________________________________________________





13. Additional information for specific customer invoices (Section 8.2 Cooperation Agreement):

The Supporting Party shall provide the following additional information to the Contracting Party to enable the latter to meet specific customer needs concerning the customer invoice:

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

14. Warranty: (Section 17 General Supporting Contract)

[ ]  Standard as described in Art 17 General Supporting Contract

[ ]  Other: ______________________________________________________



15. Address(es) for day to day communication (not notices): (Section 21 General Supporting Contract)

      _______________________________

      _______________________________

      _______________________________

      _______________________________

      e-mail__________________________

      Fax:_____________Tel:____________



      _______________________________

      _______________________________

      _______________________________

      _______________________________

      e-mail__________________________

      Fax:_____________Tel:____________

16. Deviations from the General Supporting Contract.

[Note: Deviation listed hereunder are valid only if they refer to the provision in the General Supporting Contract they deviate from]

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
_____________________________________________ (continue on separate sheet)



17. Further provisions:

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
_____________________________________________ (continue on separate sheet)


Signatures:

For the Contracting Party                   For the Supporting Party

Place, Date: _______________                Place, Date: _______________

____________________________                _____________________________



____________________________                _____________________________

(Lufthansa Technik must sign with two signatures)

                                  ATTACHMENT G

                             - Shipping Addresses -




HAWKER PACIFIC AEROSPACE:

Sun Valley                  Hawker Pacific Aerospace

         11240 Sherman Way

         Sun Valley, CA 91352-4942

         USA



London Hawker Pacific Aerospace Ltd.

         Unit 3 Dawley Park

         Kestrel Way

         Hayes

         Middlesex UB3 1HP

         UK



Amsterdam                   Hawker Pacific Aerospace

         Bennebroekerweg 265

         1435 CJ Rijsenhout

         The Netherlands



LUFTHANSA TECHNIK AG:

Hamburg  Lufthansa Technik Logistik GmbH

         Goods Receiving

         HAM UH / BR1

         Weg beim Jager 193

         D-22335 Hamburg

         Germany



Frankfurt                   Lufthansa Technik Logistik GmbH

         Goods Receiving

         FRA UH/BL1

         Airport

         D-60546 Frankfurt a.M.

         Germany

                                  ATTACHMENT H

                             - Exchange Order Form -



Supplied by:  Exchanged by:
    [ ]       [ ]   Lufthansa Technik AG
              Postfach 63 03 00, D-22313 Hamburg, Germany
    [ ]       [ ]   Hawker Pacific Aerospace
              11240 Sherman Way, Sun Valley, CA 91352-4942, USA
    [ ]       [ ]   Hawker Pacific Aerospace
              Unit 3 Dawley Park, Kestrel Way, Hayes, Middlesex UB3 1HP, UK
    [ ]       [ ]   Hawker Pacific Aerospace
              Bennebroekerweg 265, 1435 CJ Rijsenhout, The Netherlands



                                                                No.
                                                                Date of exchange

MAT. CODE     :              DESCRIPTION    :                   STATION  :
PART-NUMBER   :              QTY            :                   A/C TYP  :
SERIAL-NUMBER :              TOTAL DM PRICE :                   A/C REG. :
REMARKS       :

Ladies and gentlemen,

Upon request, the material specified above has been lent to your Company with Shipping Order No. _________________________ under the agreed conditions:

1. Indemnify and hold harmless the Supplying Party from any liability for damage including consequential damage in case of death or injury of persons or property damage arising out of, resulting from, or in any way connected with the Exchange of spares under this Agreement.

2. Indemnify and hold harmless the Supplying Party, its officers, directors or employees from or against all proceedings, claims, demands, suits and liabilities arising out of, resulting from, or in any way connected with the Exchange of Component(s) under this Agreement.

3. Pay a predetermined exchange fee plus administration charge of USD 130,- per each Component(s) and serial no.

4. Pay the repair cost for the Component(s) Exchanged according to the invoice issued by the Supplying Party after completion of the repair.

5. If the Component(s) received from the Exchanging Party should not be repairable, the Component(s) shall be returned to the Exchanging Party in its unserviceable condition and the Exchange 1 : 1 can be converted into a sale or loan.

In case of sale the Exchanging Party shall be charged with the manufacturer's list price or another agreed upon price plus an administration fee of USD 250,-. In case of loan the loan conditions specified in Attachment I shall be applicable.

6. In case the Part for Exchange is sent to the Exchanging Party all cost as packing, customs duties, taxes, forwarding, if any, shall be borne by the Exchanging Party.

7. Kindly acknowledge and confirm your acceptance of the conditions of this exchange 1 : 1 by returning this copy duly signed on behalf of your Company.

SIGNATURES:

Lufthansa Technik AG                        Hawker Pacific Aerospace

Place, Date: ___________________            Place, Date: _________________

             ___________________                         _________________

                                  ATTACHMENT I

                              -- Loan Order Form --



Lender:       Borrower:
 [ ] [ ]      Lufthansa Technik AG
              Postfach 63 03 00, D-22313 Hamburg, Germany
 [ ] [ ]      Hawker Pacific Aerospace
              11240 Sherman Way, Sun Valley, CA 91352-4942, USA
 [ ] [ ]      Hawker Pacific Aerospace
              Unit 3 Dawley Park, Kestrel Way, Hayes, Middlesex UB3 1HP, UK
 [ ] [ ]      Hawker Pacific Aerospace
              Bennebroekerweg 265, 1435 CJ Rijsenhout, The Netherlands



                                                                  No.
                                                                  Date of loan
                                                                  Date of expiry

Mat. Code         :           Description       :                 Station  :
Part-Number       :           QTY               :                 A/C Typ  :
Serial-Number     :           Total DM Price    :                 A/C Reg. :
Remarks           :

Ladies and gentlemen,

Upon request, the material specified above has been lent to your Company with Shipping Order No. _________________________ under the agreed conditions:

1. Return material at your earliest convenience, however, not later than _______________________ or earlier, if requested to:

[ ]   Lufthansa Technik AG, Hamburg-Flughafen,
      Material Supply, Attn.: Loan Control, HAM UH/BM2
[ ]   Hawker Pacific Aerospace
      11240 Sherman Way, Sun Valley, CA 91352-4942, USA
[ ]   Hawker Pacific Aerospace
      Unit 3 Dawley Park, Kestrel Way, Hayes, Middlesex UB3 1HP, UK

[ ]   Hawker Pacific Aerospace
      Bennebroekerweg 265, 1435 CJ Rijsenhout, The Netherlands

      The shipping documents must show the above loan agreement no. and for all repairable Components the number of operating hours and landings, whilst the Part was installed into your company's aircraft.

2. Handle the material in good airline manner under the provisions of the appropriate technical manuals.

3. Indemnify and hold harmless the Lender from any liability for damage including consequential damage in case of death or injury of persons or property damages arising out of, resulting from, or in any way connected with the loan of spares under this Agreement.

4. Indemnify and hold harmless the Lender, its officers, directors or employees from and against all proceedings, claims, demands, suits and liabilities arising out of or resulting from, or in any way connected with the loan of spares under this Agreement.

5. Cover all charges arising from damages or undue wear of loan material up to the above listed Component value.

6. Accept inspection and eventual overhaul costs involved in the routine maintenance of the material returned as well as payment of forwarding and packing charges, customs duties and taxes, if any.

7. Pay a rental of 1.0% from the latest manufacturer's list price per day of loan. Administration charge = USD 130,- per each and serial no.

8. The loan period will be from the day the Part is loaned up to and including the day the Part is received to the above listed address.

9. If loaned material is not returned within the loan period agreed upon nor an extension has been granted, the Lender can on his sole discretion convert the loan either into a sale or into an Exchange 1:1. In case the loan shall be converted into a sale the Borrower will be charged with the latest manufacturer's list price plus an administration fee of USD 250,-. The loan fee already chargeable to the Borrower at the date of conversion will be added. In case the loan shall be converted into an Exchange 1:1 the Exchange conditions specified in Attachment H shall be applicable.

10. The Borrower hereby accepts and acknowledges that no repair shall be performed on the loaned item except in cases wherein the Lender has allowed such repair in a form of a written authorization. Cost shall be borne by Borrower unless otherwise agreed, the regulations of Section 3 and 4 shall apply accordingly.

11. Kindly acknowledge and confirm your acceptance of the conditions of this loan agreement by returning this copy duly signed.





SIGNATURES:

Lufthansa Technik AG                        Hawker Pacific Aerospace

Place, Date: ___________________            Place, Date: _________________

             ___________________                         _________________

LUFTHANSA TECHNIK - HAWKER PACIFIC AEROSPACE
COOPERATION AGREEMENT
APPENDIX 04: General Services                                    July 11th, 2001
--------------------------------------------------------------------------------

                                  APPENDIX 04

                              - GENERAL SERVICES -

1.   SCOPE OF SERVICE

     General services performed under this Cooperation, such as but not limited to consulting, training or personnel assignment have to be specified separately.

2.   PRICES

     The following rates shall apply wherever the performance will be provided (locally or in the back office).

                              Consulting            Training          Personnel
--------------------------------------------------------------------------------
                           Junior   Senior     Engineer   Foreman     Assignment
--------------------------------------------------------------------------------
daily rate                  $950     $1,400      $950      $800          $700
--------------------------------------------------------------------------------
overtime rate per hour      $148     $  219      $148      $125          $109
--------------------------------------------------------------------------------
overtime rate per hour
on Sun- and holidays        $178     $  263      $178      $150          $131
--------------------------------------------------------------------------------

     These Prices are based on year 2001 and will be updated on a yearly basis.

     The following items will be charged separately.

     -  Overtime (above 8 hours per day) and work at weekends

     -  Additional services provided by 3rd parties

     -  Travel expenses, accommodation, local transportation

3.   PAYMENT CONDITIONS

     If not otherwise agreed upon the performing Party shall invoice the fees after the respective services have been delivered or at the end of each quarter of a year (31.03.; 30.06.; 30.09.; 31.12) whatever comes first. The receiving Party shall pay within 30 days thereafter. If the receiving Party does not question the amounts invoiced within thirty (30) days of receipt, this will be deemed acceptance of such amounts (including the calculation and sums it was based on) as payment for the period of time for which such payment was made and the receiving Party waives its right to question such payments thereafter. If the receiving Party disputes any amount of an invoice such amount nevertheless will remain due and the receiving Party will pay the total amount of the invoice. The performing Party and the receiving Party will negotiate in good faith to resolve the disputed part of the invoice. If such dispute is resolved in favor of the receiving Party, the performing Party will pay to the


--------------------------------------------------------------------------------
                                                                     Page 1 of 3

LUFTHANSA TECHNIK - HAWKER PACIFIC AEROSPACE
COOPERATION AGREEMENT
APPENDIX 04: General Services                                    July 11th 2001
-------------------------------------------------------------------------------


     receiving Party promptly the amount determined by such negotiations plus interest in the amount of LIBOR (London Inter Bank Offered rate) plus one
     (1) percent.

     The performing Party may invoice a daily Late Payment Charge of one (1) percent per month on all payments due.

     In case of non-payment by the receiving Party the performing Party has by virtue of its Services rendered a set-off right, that may also be claimed for Services rendered or material supplied previously. The performing Party also has the right to immediately stop current Services until payments due have been received.

     Services between Lufthansa Technik AG and Hawker Pacific Aerospace, Inc., Sun Valley, California will be charged in USD. Services between Lufthansa Technik AG and Hawker Pacific Aerospace Ltd., United Kingdom will be charged in GBP.




-------------------------------------------------------------------------------
                                                                    Page 2 of 3

LUFTHANSA TECHNIK-HAWKER PACIFIC AEROSPACE
COOPERATION AGREEMENT

APPENDIX 04: General Services                                    July 11th, 2001
--------------------------------------------------------------------------------

IN WITNESS THEREOF the contracting parties hereto have caused this Agreement to be executed in two originals as of the day and year written below.


LUFTHANSA TECHNIK AG                       HAWKER PACIFIC AEROSPACE



------------------------------------       -------------------------------------
Dr. Gerald Gallus                          David Lokken
Chief Executive Product and Services       Chief Executive Officer and President


------------------------------------
Uwe Mukrasch
Senior Vice President of
Component Services

                                           HAWKER PACIFIC AEROSPACE, LTD


                                           -------------------------------------
                                           David Lokken
                                           Director


Date
    ---------------------------------




                                  Page 3 of 3